Filed with the Securities and Exchange Commission on October 28, 2025

Securities Act of 1933 File No. 333-37277

Investment Company Act of 1940 File No. 811-8411

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 57

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 58

(Check appropriate box or boxes)
James Advantage Funds
(Exact Name of Registrant as Specified in Charter)

1349 Fairground Road
Xenia, OH 45385
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (937) 426-7640

R. Brian Culpepper
P.O. Box 8
Alpha, Ohio 45301
(Name and Address of Agent for Service)

With copy to:
Peter H. Schwartz, Esq.
Davis, Graham, & Stubbs LLP
3400 Walnut Street, Suite 700
Denver, Colorado 80205

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JAMES ADVANTAGE FUNDS

JAMES BALANCED: GOLDEN RAINBOW FUND (Retail Class)

GLRBX

JAMES SMALL CAP FUND

JASCX

PROSPECTUS

NOVEMBER 1, 2025

AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Page
Fund Summaries
James Balanced: Golden Rainbow Fund (Retail Class Shares)	3
James Small Cap Fund	10
Additional Information About Principal Investment Strategies And Related Risks	16
Portfolio Holdings Disclosure	22
Management Of The Funds	21
Pricing Your Shares	24
How To Purchase Shares	25
How To Redeem Shares	29
How To Exchange Shares	32
Account Options – Systematic Withdrawals And Direct Deposits	33
Market Timing Trading Policy	34
Dividends And Distributions	35
Federal Income Taxes	35
Shareholder Reports And Other Information	39
Distribution Plans	39
Financial Highlights	41

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FUND SUMMARY - JAMES BALANCED: GOLDEN RAINBOW FUND (RETAIL CLASS)

Investment Objective

James Balanced: Golden Rainbow Fund (the “Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.74%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.23%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Balanced: Golden Rainbow Fund	$125	$390	$676	$1,489

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

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Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested across all market capitalizations. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” or better by S&P Global Ratings (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years). The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed income markets. This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.

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Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and could underperform returns of smaller or medium-sized companies. Smaller and medium capitalization companies may experience higher failure rates than larger capitalization companies. In addition, smaller and medium sized companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller and medium capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller and medium capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro capitalization stocks trade in low volumes, any size trade can have a large percentage impact on the price of the stock.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, American Depository Receipts (“ADRs”) and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Retail Class shares of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Retail Class shares of the Fund from year to year and by showing how the average annual total returns of the Retail Class shares of the Fund over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the past performance of the Retail Class shares of the Fund is not necessarily an indication of how the Retail Class shares of the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

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Annual Total Returns (Retail Class Shares) (Years ended December 31):

Best Quarter	4th Quarter 2023	7.16%
Worst Quarter	1st Quarter 2020	-9.98%

The Fund’s Retail Class year-to-date return as of September 30, 2025 was 10.74%.

Average Annual Total Returns (Retail Class Shares) (for the period ended December 31, 2024)

	One Year	Five Years	Ten Years
James Balanced: Golden Rainbow Fund – Retail Class Return Before Taxes	12.27%	4.56%	3.24%
Return After Taxes on Distributions	11.30%	3.60%	2.16%
Return After Taxes on Distributions and Sale of Fund Shares	7.77%	3.40%	2.34%
VettaFi US Equity 3000 Index*	23.80%	13.76%	12.50%
Blended Index (25% VettaFi US Equity Large/Mid-Cap 1000 TR Index, 25% VettaFi US Equity Small-Cap 2000 TR Index, 50% Bloomberg Intermediate U.S. Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)**	10.47%	6.32%	6.39%

*	Broad-based securities market index.

**	Additional index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

Buying and Selling Fund Shares

Minimum Initial Investment $2,000 $500 (tax-qualified accounts)	Minimum Additional Investment None

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

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Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY - JAMES SMALL CAP FUND

Investment Objective

James Small Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.22%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.51%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Small Cap Fund	$154	$477	$824	$1,802

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

10

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of small capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Small-Cap 2000 TR Index, including ETFs that invest primarily in such securities. As of September 30, 2025, the largest market capitalization of the companies included in the VettaFi US Equity Small-Cap 2000 TR Index was $19.43 billion. Micro cap securities are considered small capitalization securities.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the VettaFi US Equity Small-Cap 2000 TR Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

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Small and Micro Capitalization Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

●	Financial Sector Risk: The Fund may, from time to time, invest a certain amount of its assets in the financial sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, American Depository Receipts (“ADRs”) and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

12

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Performance

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Returns (Years ended December 31):

Best Quarter	4th Quarter 2020	26.12%
Worst Quarter	1st Quarter 2020	-35.01%

The Fund’s year-to-date return as of September 30, 2025 was 11.69%.

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Average Annual Total Returns (for the period ended December 31, 2024)

	One Year	Five Years	Ten Years
James Small Cap Fund Return Before Taxes	18.17%	12.39%	6.53%
Return After Taxes on Distributions	16.52%	11.68%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	12.07%	9.83%	4.88%
VettaFi US Equity 3000 Index *	23.80%	13.76%	12.50%
VettaFi US Equity Small-Cap 2000 TR Index (reflects no deduction for fees, expenses, or taxes) **	11.28%	7.42%	7.79%

*	Broad-based securities market index.

**	Additional index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

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Buying and Selling Fund Shares

Minimum Initial Investment $2,000 $500 (tax-qualified accounts)	Minimum Additional Investment None

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Adviser does much of its own research using quantitative databases and statistical expertise and other elements to help predict future stock and bond price movements. The Adviser employs a proprietary investment model to screen equity securities for the James Balanced: Golden Rainbow Fund and the James Small Cap Fund (each, a “Fund” and together, “the Funds”) that it believes are undervalued and more likely to appreciate. The Adviser focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 3,000 companies of all capitalization ranges. For the James Small Cap Fund, the Adviser refines the model by filtering out one-third of the largest companies, leaving approximately 2,000 companies to evaluate for the small cap style. Additionally, smaller companies outside these parameters can also be evaluated for the Fund. For each Fund, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria.

James Balanced: Golden Rainbow Fund

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and ETFs that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s or “BBB” or better by S&P and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years). The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

James Small Cap Fund

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and ETFs that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of small capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Small-Cap 2000 TR Index, including ETFs that invest primarily in such securities. As

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of September 30, 2025, the largest market capitalization of the companies included in the VettaFi US Equity Small-Cap 2000 TR Index was $19.43 billion. Micro cap securities are considered small capitalization securities.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the VettaFi US Equity Small-Cap 2000 TR Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

The following table shows each Fund’s principal and non-principal investment risks. The Statement of Additional Information (“SAI”) contains additional information regarding the Funds’ principal and non-principal risks.

Risks:	James Balanced: Golden Rainbow Fund	James Small Cap Fund
Equity Market Risk	P	P
Equity Securities Risk	P	P
Exchange-Traded Fund Risk	P	P
Fixed Income Risk	P	NP
Foreign Investment Risk	P	P
Inflation Risk	P	P
Large, Medium, Small, and Micro Capitalization Company Risk	P	NA
Management Risk	P	P
Market Disruptions Risk	P	P
Municipal Securities Risk	P	NA
Sector Risk	P	P
Small and Micro Capitalization Company Risk	NA	P
Sovereign Debt Risk	P	NA

P=Principal Risk

NP=Non-Principal Risk

NA=Not Applicable

Investment Strategies and Related Risk

Equity Market Risk: Overall stock market risks may affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the

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spread of infectious illness or other public health issues affect the securities markets. When the value of a Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Equity Securities Risk: Equity securities that a Fund may principally invest in include common stocks, preferred stocks and ETFs that invest primarily in equity securities. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in a Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. A Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that a Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

The ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other investment companies in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

Fixed Income Risk: Each Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of a Fund’s investments decreases. Changes in market conditions and actions by governmental financial regulators, including, for example, steps to reverse, withdraw, curtail or taper market support activities, could subject a Fund to heightened interest rate risk as a result of a rise or increased volatility in interest rates. Price volatility at low yields is greater than investors may be used to when interest rates are at levels considered normal in a historical sense. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by a Fund. Such defaults could result in losses to a Fund.

Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed

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income markets. This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.

The James Balanced: Golden Rainbow Fund does not generally buy non-investment grade bonds. Fixed income securities that the James Balanced: Golden Rainbow Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities.

Any non-U.S. government securities in a Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s or “BBB” or better by S&P and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Inflation Risk: Each Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and could underperform returns of smaller or medium sized companies. Smaller and medium capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller and medium companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller and medium capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller and medium capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because

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micro capitalization stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect. A Fund may experience losses regardless of the overall performance of the markets.

Market Disruptions Risk: Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. A Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (“COVID-19”) outbreak resulted in serious economic disruptions globally. The impact of this outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of a Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause a Fund’s NAV to fluctuate more than that of a fund that does not concentrate in a particular sector.

●	Financial Sector Risk: The James Small Cap Fund may, from time to time, invest a certain amount of its assets in the financial sector. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

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Small and Micro Capitalization Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Sovereign debt is debt issued by national governments. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. Under the doctrine of sovereign immunity, the repayment of sovereign debt cannot be forced by creditors and it is thus subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only protection available to creditors is threat of the loss of credibility and lowering of the international standing (the sovereign debt rating) of the country which may make it much more difficult to borrow in the future.

OTHER INVESTMENT PRACTICES

Temporary Defensive Positions: For temporary defensive purposes, under adverse market conditions, a Fund may hold all or a substantial portion of its assets in a combination of U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds, cash, or other cash equivalents. If a Fund acquires shares of another mutual fund in accordance with the limits set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), including a money market fund, you will be subject to additional management fees and other fees and expenses attributable to the underlying fund. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective. A Fund’s investment objective may be changed without shareholder approval. However, you will be given advance notice of any changes.

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PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301, manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers each of the Funds’ investment programs. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, was established in 1972, and provides advice to institutional as well as individual clients.

For its services, the Adviser is authorized to receive a fee equal to an annual rate (minus the fees and expenses of the non-interested person Trustees incurred by the James Small Cap Fund) as shown below:

Assets	James Balanced: Golden Rainbow	James Small Cap
Up to and including $500 million	0.74%	1.25%
Over $500 million up to and including $1 billion	0.70%	1.20%
Over $1 billion up to and including $2 billion	0.65%	1.15%
Over $2 billion	0.60%	1.10%

For the fiscal year ended June 30, 2025, the Adviser was paid management fees by each Fund as shown below:

Percentage of Average Daily Net Assets
James Balanced: Golden Rainbow Fund	0.74%
James Small Cap Fund	1.22%

The James Balanced: Golden Rainbow Fund is responsible for all of the Adviser’s fees and expenses incurred in performing the advisory services set forth in the investment advisory agreement (such as the Adviser’s rental expenses, occupancy costs, employee compensation, and other similar expenses) and the Fund pays the Adviser a management fee for such services. The Fund pays all operating expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act for such classes using a Rule 12b-1 plan, and any extraordinary expenses, including litigation costs.

For the James Small Cap Fund, the Adviser is responsible for all fees and expenses incurred in performing the advisory services set forth in the investment advisory agreement (such as the Adviser’s rental expenses, occupancy costs, employee compensation, and other similar expenses) and the payment of all operating expenses of the Fund other than brokerage fees and commissions, taxes, interest, 12b-1 expenses, fees and

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expenses of non-interested person Trustees, and extraordinary expenses, such as Acquired Fund Fees and Expenses that are paid indirectly by the Fund. In exchange, the Fund pays the Adviser a management fee.

The current term of the investment advisory contract between the Adviser and each Fund is one year. A discussion regarding the basis for the James Advantage Funds’ (the “Trust”) Board of Trustees’ (the “Board”) approval of each investment advisory contract between the Adviser and a Fund is available in the Funds’ reports filed on Form N-CSR for the fiscal year ended June 30, 2025 which is available on the Funds’ website at www.jamesinvestment.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Each Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to a Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Portfolio Management

The Funds are managed by an Investment Committee of the Adviser. R. Brian Culpepper, Brian Shepardson, and Trent D. Dysert, who are members of this committee, are jointly and primarily responsible for the day-to-day management of the Funds. Other members of the Adviser’s Investment Committee are not responsible for the day-to-day management of the Funds. The SAI provides additional information about each portfolio manager’s compensation, other managed accounts by the portfolio managers, and ownership of securities in the Funds.

R. Brian Culpepper, CMFC, CKA, joined the Adviser in 1995, and is Chief Executive Officer, President, and portfolio manager. He is also President of the Trust. Mr. Culpepper currently oversees the management of the Adviser and is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005. Mr. Culpepper also holds the Chartered Mutual Fund Counselor (CMFC) and Certified Kingdom Adviser (CKA) designations.

Brian Shepardson, CFA, joined the Adviser in 1999 and is a Vice President. He also serves as the Chief Financial Officer, Treasurer, and Secretary of the Trust. Mr. Shepardson is a portfolio manager and is involved in equity and fixed income research. He obtained his Bachelor of Business Administration in Finance from the University of Cincinnati in 1996 and holds a CFA charter.

Trent D. Dysert, CFA, joined the Adviser in 2006 and is an Assistant Vice President, Associate Director of Research, and portfolio manager. Mr. Dysert is involved in market and equity research. He is a graduate of the University of Dayton and earned a Bachelor of Science degree in Finance. Mr. Dysert holds a CFA charter. Prior to joining the Adviser, Mr. Dysert worked at Ameriprise Financial.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the investment process. Portfolio managers are limited by the objectives and constraints of each Fund and by the strategies adopted by the investment committee of the Adviser.

The Adviser’s Investment Committee also includes the individuals listed below, who are not responsible for the day-to-day management of the Funds’ portfolio of securities.

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Barry R. James is Chairman of the Board of the Adviser. He is Chairman of the Board and an interested Trustee of the Trust. He received his undergraduate degree from the United States Air Force Academy and his Master’s Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986.

Dr. Fall Ainina, CFA, joined the Adviser in 2001 as an investment consultant. In 2019 he transitioned from a consultant for the Adviser to the Deputy Director of Research, Vice President, and Investment Committee member. He was promoted to Director of Research for the Adviser in 2022, Dr. Ainina focuses on data analysis, market reports, special studies, and special research projects. He obtained his MBA from Ball State University and his Ph.D. from Arizona State University.

Lesley Ott, CMFC, IACCP, joined the Adviser in 2006 and is the Chief Operating Officer. Ms. Ott also serves as the Chief Compliance Officer for the Adviser and the Trust. She is a graduate of Wright State University in Dayton, Ohio where she obtained her Bachelor of Science degree in Finance in 2004 and an MBA in 2011. Ms. Ott also holds the Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professional (IACCP) designations.

Pricing Your Shares

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received by the Fund or an authorized financial intermediary. The NAV is calculated at the close of trading (generally priced between 3:00 p.m. and 4:00 p.m., Eastern Time) on each day the NYSE is open for business using prices provided by the independent pricing agent or otherwise fair-valued by the Adviser, as the Funds’ valuation designee. Orders received after the close of the NYSE will receive the next day’s NAV. Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and national holidays. On occasion, such as if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC, the NYSE will close before 4:00 p.m. Eastern Time. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV of each Fund will fluctuate.

The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received), minus liabilities (including accrued expenses) allocable to the Fund, by the total number of shares outstanding. The value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The Funds also may use pricing services to determine the value of securities.

If market quotations for a security are not available or, in the valuation designee’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that affects fair value, or a security is illiquid or restricted, the valuation designee will value the security at its fair value (the price that the Adviser would reasonably expect that a Fund would receive within 7 days if the security were sold) according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the valuation designee may need to price the security using the Funds’ fair value pricing and valuation guidelines.

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Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment in each Fund of $2,000. For retirement accounts such as IRAs, SIMPLE IRAs and Coverdell Education Savings Accounts, the minimum initial investment amount is $500. The minimum purchase amount may be waived for officers, directors, trustees and employees of the Funds, the Adviser, the distributor and the Transfer Agent, and any such person’s spouse, children, and trustees or custodians of any qualified pension or profit-sharing plan or IRA established for the benefit of any such person. Such persons should request instructions on how to invest or redeem from the Funds’ distributor.

The James Balanced: Golden Rainbow Fund offers two classes of shares, Retail Class and Institutional Class. A separate NAV is calculated for each class of shares. This prospectus relates only to the Retail Class. To obtain the prospectus for the Institutional Class shares of the James Balanced: Golden Rainbow Fund, please contact the Fund at 1-800-99-JAMES (1-800-995-2637).

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Funds are only available to residents of the United States (including overseas military or diplomatic addresses) who are U.S. citizens, U.S. resident aliens, or entities created or organized under U.S. law. A valid U.S. Taxpayer Identification Number is required to open an account with the Funds. Shareholders who subsequently move out of the U.S. are not eligible to purchase additional shares, other than shares acquired through dividend and capital gain reinvestments, until they re-establish a U.S. mailing address.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

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Fund Direct Purchases

Initial Purchase

You may make an initial investment directly with the Funds by completing and signing the investment application that accompanies this Prospectus. Properly completed applications, together with a check made payable to the appropriate Fund, should be mailed or sent by overnight delivery to the appropriate address listed below:

U.S. Mail James Advantage Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Overnight: James Advantage Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 1-800-99-JAMES (1-800-995-2637) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

You may not use ACH transactions for your initial purchase of Fund shares unless opening the account online. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the James Advantage Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

To open an account by internet, go to www.jamesinvestment.com. All online applications submitted are subject to review and will be confirmed by the Transfer Agent upon acceptance. Online applications must include active bank account information to facilitate transactions. You can make additional investments online by logging into your account. The same rules for opening an account via written application (mail) apply to internet applications and transactions.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 1-800-99-JAMES (1-800-995-2637) for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service

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providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

The James Advantage 50-50 Plan FOR ONLINE APPLICATIONS AND TRANSACTIONS ONLY

Beginning investors, defined as individuals who are not shareholders in any of the Funds, are invited to use the James Advantage 50-50 Plan automatic investment plan (the “50-50 Plan”) to buy shares in any of the Funds. Participants in the 50-50 Plan may open an account in any of the Funds with a minimum initial investment of $50 upon signing the 50-50 Plan Letter of Intent. The 50-50 Plan Letter of Intent requires that the 50-50 Plan participant automatically invest no less than $50 monthly until the 50-50 Plan participant’s balance in the Fund reaches $2,000. Once the 50-50 Plan participant’s account balance reaches $2,000, the account will become a regular account, subject to the terms and conditions set forth in this Prospectus. If the 50-50 Plan participant does not make a monthly $50 minimum investment into his or her Fund account, as agreed in the 50-50 Plan Letter of Intent, the account may be charged a fee of $20. The $20 fee may also be charged to any account, opened under the 50-50 Plan, which is liquidated, or from which withdrawals are made prior to achieving an account balance of $2,000. Note that the automatic reinvestment of capital gains and dividends cannot be considered as all or part of the required $50 monthly minimum investment. The automatic investment into the account will continue until the shareholder directs otherwise.

Investors seeking to use the 50-50 Plan should check the appropriate box on the application and be sure to include the requested information regarding the bank account from which the monthly deduction is to be made. Please see the section entitled Automatic Investment Plan in this prospectus for details of the automatic investment procedures. The 50-50 Plan is available only to investors that invest directly in a Fund, not through a financial intermediary. The 50-50 Plan is available only to online shareholders.

Additional Purchases

Once an account has been opened, you may purchase additional shares of that Fund at any time by mail, bank wire, ACH or direct deposit. When making additional investments by mail, send your check payable to the applicable Fund to one of the addresses listed above. Please telephone the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Ste. 450, Cincinnati, OH 45246 at 1-800-99-JAMES (1-800-995-2637) for bank wire or ACH instructions. Your bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, ACH or direct deposits, but the Funds reserve the right to charge shareholders for these services upon 30 days’ written notice.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such a requirement. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund.

If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Funds and charged a $25 fee to defray bank charges.

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Purchases Through Financial Intermediaries

You also may make initial and subsequent purchases of shares of the Funds through a financial intermediary that is authorized to offer shares of the Funds, such as an adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

 When shares are purchased this way, the financial intermediary may:

●	charge a fee for its services;

●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges and restrictions;

●	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

●	impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary receives the order. These orders will be priced based on the respective Fund’s NAV next computed after such order is received by the financial intermediary. It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Funds in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser or their affiliates.

Automatic Investment Plan

The Funds offer current shareholders the convenience of automatic monthly investing, which is available on specified days of the month. If your selected date falls on a non-business day, your automatic investment will occur on the following business day. The amount you specify, which must be at least $50, will be sent electronically from your checking or savings account to the designated Fund. To initiate the automatic investment plan, complete the application form and attach a voided check or preprinted deposit slip.

Each Fund pays the cost associated with these automatic investments, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by phone or by written notice to the Funds at least 4 business days prior to the automatic investment date.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cash, and cash equivalents such as cashier’s checks, bank official checks, certified checks, bank money orders, third party checks

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(except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder of any Fund, we reserve the right to redeem shares from any identically registered account as reimbursement for any loss incurred or money owed to the Funds. You also may be prohibited or restricted from making future purchases in the Funds. The Funds do not impose minimums on subsequent purchases of shares.

 HOW TO REDEEM SHARES

You may redeem all or part of your investment in a Fund directly or through your eligible institutional intermediary on any day that the Funds are open for business, subject to certain restrictions described below. Redemption requests received by a Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (or before the NYSE closes if it closes before 4:00 p.m. Eastern Time) will be effective that day. Redemption requests received by the Funds or an authorized agent after the close of trading on the NYSE are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund or your financial intermediary receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account. You will receive a check unless you request a wire or direct deposit into your bank account. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.

Each Fund typically expects to pay redemption proceeds to redeeming shareholders within one business day subsequent to receipt of a shareholder redemption request determined to be in good order and in no more than seven business days, except in periods of extreme market stress or when markets are closed, as noted below. Typically, a Fund expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. In periods of extreme market stress or when markets are closed, redemption requests could take longer to process.

Each Fund will forward the proceeds of your sale to your eligible institutional intermediary (or, for clients of the Adviser, to the custodian of the client’s account with the Adviser) within seven days (normally within one business day) after receipt of a proper redemption request. Proceeds that are sent to your eligible institutional intermediary will not be reinvested unless you provide specific instructions to do so.

By Mail

You may redeem any part of your account by sending a written request to the Funds. The redemption request must contain the following information:

●	the Fund name;

●	your account number;

●	your address;

●	the dollar amount or number of shares you wish to redeem; and

●	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered.

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The redemption request should be sent to:

U.S. Mail James Advantage Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	or	Overnight: James Advantage Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the James Advantage Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

By Telephone

You may make a telephone redemption of shares totaling $100,000 or less by calling the Transfer Agent at 1-800-99-JAMES (1-800-995-2637).

Neither the Funds, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

By Wire

You may redeem shares by placing a wire redemption request by telephone, as described above, or through your financial intermediary. Your intermediary is responsible for transmitting properly completed wire redemption orders so that they are timely received by the Funds. Your intermediary may charge a transaction fee to redeem shares. The Funds charge $15 for processing wire redemptions, which the charge may be waived at the discretion of the Funds. This fee may be changed upon 30 days’ prior written notice. Any charges for wire redemptions will be deducted from your account by redeeming shares. In the event that a wire transfer is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

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Through Intermediaries

You also may make redemptions of shares of the Fund through your intermediary. The Fund will forward the proceeds of your sale to your intermediary (or, for clients of the Adviser, to the custodian of the client’s account with the Adviser, or for Trustees and Officers of the Trust, to the Fund’s Transfer Agent) within seven days (normally within one business day) after receipt of a proper redemption request. Proceeds that are sent to your intermediary will not be reinvested unless you provide specific instructions to do so.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

An original Medallion Signature Guarantee for redemptions may be required if you:

●	instruct the Transfer Agent to wire proceeds with new bank instructions

●	request to ACH with new bank instructions

●	request to send proceeds by check to a new address

●	request a redemption that exceeds $100,000

Also, an original Medallion Signature Guarantee is required if you:

●	redeem shares within 30 days of account name change, banking instructions change or address change

●	change the name on the account unless supporting legal documentation is provided

●	establish a telephone redemption privilege (if you previously elected not to have that privilege)

●	instruct the Transfer Agent to send dividends to a secondary address (not the one on the original application)

The Fund and/or its Transfer Agent may request and accept alternative documentation in limited circumstances when deemed appropriate.

Internet Redemptions

You may redeem shares by accessing your account at www.jamesinvestment.com. Redemption proceeds from online transactions may be mailed to the address of record, or may be sent electronically to a bank account that has been established for this purpose and that is on file with the Transfer Agent.

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Additional Information About Redemptions

Any redemption request involving shares recently purchased by check may be rejected until the check has cleared, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of a Fund by certified check or wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency or other circumstances which it is not reasonably practicable for a Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC, we may suspend sales or postpone payment of redemption proceeds.

At the discretion of a Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

A Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Accounts with Low Balances

Each Fund incurs certain fixed costs in maintaining shareholder accounts. Therefore, the Funds reserve the right to redeem your shares and close your account if a redemption of shares brings the value of your account below $2,000 or such other minimum amount as the Fund may determine from time to time. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30 day period. Each share of each Fund is also subject to involuntary redemption at any time if the Board determines to liquidate a Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

IRA and Coverdell Education Savings Account Maintenance Fee

A fee of $25.00 will be charged annually by the IRA custodian on a per account basis.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged for shares of the same class of any other Fund subject to the applicable minimum initial investment requirements. In addition, Retail Class shares of the Balanced: Golden Rainbow Fund may be exchanged for Institutional Class shares of that Fund (subject to the applicable minimum initial investment requirements), provided the exchange is made through an eligible institutional intermediary that is authorized to offer Institutional Class shares of the Fund (please see the prospectus for

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the Institutional Class shares). You may request an exchange by calling 1-800-99-JAMES (1-800-995-2637) between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or by writing the Fund at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. Your exchange will be made at the next determined NAV after receipt of a request by the Funds. In times of extreme economic or market conditions, exchanging Fund shares by telephone may be difficult. To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The Funds, the Transfer Agent and the custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. Exchanges may only be made for shares of the Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund generally is treated as a taxable sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact the Funds to obtain more information about exchanges.

Share Class Transfers

Fund shareholders may transfer shares between the James Balanced: Golden Rainbow Fund Retail and Institutional classes. Share class transfers must generally meet the minimum investment requirements described in “How to Purchase Shares” in the applicable prospectus, though the Fund reserves the right to waive or change investment minimums. A share class transfer between shares of the same fund is generally not considered a taxable transaction and is not subject to a short-term redemption fee although such transfers may be subject to reporting obligations. Investors should see the SAI under “FEDERAL INCOME TAXES – Transfers between Shares of Different Funds or Classes of a Single Fund.” You may request a share class transfer by telephone or by mail. Please call the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, at 1-800-99-JAMES (1-800-995-2637) for more information.

Account options – Systematic Withdrawals and direct deposits

Systematic Withdrawal Plan

If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan (“SWP”) and receive monthly or quarterly checks for $100 or more as you specify. Such payments are drawn from the proceeds of the redemption of shares held in your account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Funds. The Funds may charge your account for services rendered and expenses incurred beyond those normally assumed by the Funds with respect to the liquidation of shares. No charge is currently assessed against accounts but may be instituted by the Funds on 30 days’ written notice to you. The Funds reserve the right to amend or terminate the SWP on 30 days’ written notice.

Direct Deposits

You can have dividends or SWP redemption proceeds deposited electronically into your bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the

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month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House. In addition, you must (1) fill out the appropriate section(s) of the application attached to this Prospectus and (2) include with the completed application a voided check or preprinted deposit slip from the bank account into which funds are to be deposited. Within thirty days after the Funds have received the application and the voided check or preprinted deposit slip, your dividends and redemptions will be credited to the designated bank account. You may terminate a direct deposit program at any time by sending written notice to the Funds.

Market Timing TRADING POLICY

The Funds are intended to be long-term investments. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board has adopted policies that seek to restrict market timing activity. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders. The Funds’ excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries often establish omnibus accounts with the Funds through which they place transactions for their customers. Written agreements are in place between the Funds and their intermediaries regarding information sharing agreements under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing trading policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing trading policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with which the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

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DIVIDENDS AND DISTRIBUTIONS

The James Balanced: Golden Rainbow Fund intends to distribute dividends to its shareholders on at least a quarterly basis, and the James Small Cap Fund intends to distribute dividends to its shareholders on at least an annual basis. Each Fund intends to distribute substantially all of its net investment income and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund paying them at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date. You may elect to have distributions on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled, and proceeds reinvested at the then current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Lost Shares Inactive Accounts, and Unclaimed Property

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election, please contact a Fund at 1-800-99-JAMES (1-800-995-2637) for more information.

FEDERAL INCOME TAXES

The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities, including any entities treated as a partnership or S corporation for U.S. federal income tax purposes, or a U.S. person who owns shares through a pass-through entity. All investors should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion assumes that each Fund will qualify under Subchapter M of the Code as a “regulated investment company” and will satisfy the distribution requirements under Subchapter M. There can be no guarantee that these assumptions will be correct. By qualifying as a regulated investment company, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the regulated investment company and distributed to the shareholders.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from ETFs in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income. Distributions from the Funds (both taxable income dividends and capital gain dividends) are normally taxable regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-qualified plan or account or are otherwise not subject to federal income tax).

Also, if you are an individual or other non-corporate Fund shareholder, the portion of your distributions attributable to dividends received by the Funds from their investments in certain U.S. and certain foreign corporations will result in qualified dividend income, which is currently subject to the maximum federal income tax rate applicable to long-term capital gains, provided certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends.

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Distributions declared by a Fund in October, November or December and paid by the end of the next January will be taxed to shareholders as if received in December.

A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less and from investments in section 1256 contracts (as described below). A Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are “marked to market.” on the last business day of each taxable year (with any gain or loss taken into account for the taxable year). Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital (with certain exceptions).

Due to the nature of the investment strategies used, distributions by the Small Cap Fund generally are expected to consist primarily of capital gains, and distributions by the James Balanced: Golden Rainbow Fund are expected to consist primarily of ordinary income and capital gains; however, the nature of each Fund’s distributions could vary in any given year.

While a Fund may invest in tax-exempt municipal securities, none of the Fund’s related distributions to its shareholders are expected to qualify as exempt from tax.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

If a Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Foreign Securities

A Fund’s investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions. A Fund may hold securities in entities that are passive foreign investment companies for U.S. federal income tax purposes. Although a Fund’s investment in foreign securities may subject the Fund to foreign income taxes on investment income or capital gains, Fund shareholders generally may not claim U.S. foreign tax credits or deductions in respect of such foreign taxes. A Fund may make certain tax elections with respect to an investment in a passive foreign investment company, which may result in an acceleration of the recognition of income and/or the recognition of ordinary income. For more information, see the SAI under “FEDERAL INCOME TAXES- Passive Foreign Investment Companies.”

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Redeeming and Exchanging Shares

Redeeming your shares may result in a recognized capital gain or loss, in an amount equal to (i) the amount realized reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares surrendered. For tax purposes, an exchange from one Fund to another is the same as a redemption. Such gain or loss generally will be long-term capital gain or loss if you have held your exchanged Fund shares for more than one year at the time of exchange, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under “wash sales” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If loss is disallowed under the “wash sale” rules, the loss will be reflected in an adjustment to the basis of the shares acquired.

For individuals, any long-term capital gains you realize from redeeming Fund shares are taxed under current law at a maximum federal income tax rate of 20% (in addition to the surtax on net investment income, discussed below). Short-term capital gains are taxed at ordinary income tax rates. The deductibility of capital losses is subject to significant limitations.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. If you do not provide us with a correct taxpayer identification number, you may also be subject to Internal Revenue Service (the “IRS”) penalties. The IRS may also instruct a Fund that you are subject to back-up withholding.

Surtax on Net Investment Income

An additional 3.8% Medicare tax will be imposed on net investment income of a taxpayer that is an individual, trust or estate to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund, in each case net of deductions properly allocable to such income. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES – Surtax on Net Investment Income.”

Cost Basis Reporting

The Funds are required to report to the IRS holding period information and the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares of a Fund during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your

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account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Tax Status for Retirement Plans and Other Tax-Qualified Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-qualified account, dividend and capital gain distributions generally are not subject to current federal income taxes, but the plan’s or account’s earnings may be subject to tax when they are withdrawn from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Additional Information

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

SHAREHOLDER REPORTS AND OTHER INFORMATION

For shareholders electing to receive reports by mail, the Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 1-800-99-JAMES (1-800-995-2637) and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application. Your financial intermediary may have its own procedures for delivering required documents to you.

DISTRIBUTION PLANS

Rule 12b-1 Fees

The James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which the Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the Adviser’s designee, Ultimus Fund Distributors, LLC (the “Distributor”), which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund) under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means

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that payments are made regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses related to intermediaries and other similar parties incurred pursuant to the Plan, in which case such payments would be applied to other allowable distribution expenses. Because these 12b-1 expenses are paid out of the Funds’ assets on an ongoing basis, over time these 12b-1 expenses will increase the cost of your investment and may cost you more than paying other types of sales loads.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds and/or whose clients or customers hold shares of the Funds. These payments are payments over and above the Rule 12b-1 fees and generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Distribution related services may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the James Balanced: Golden Rainbow Fund (Retail Class) and the James Small Cap Fund for the past 5 years. Certain information (including total return information) reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available, free of charge, upon request or by visiting the Funds’ internet site at www.jamesinvestment.com.

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

Per share data for a share outstanding throughout each year.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021

Net asset value - beginning of year	$21.98	$19.76	$19.54	$22.94	$20.08
Income (loss) from investment operations:
Net investment income(a)	0.29	0.23	0.22	0.15	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	1.55	2.42	0.98	(2.02)	2.90
Total from investment operations	1.84	2.65	1.20	(1.87)	3.07

Less distributions from:
Net investment income	(0.30)	(0.24)	(0.21)	(0.16)	(0.18)
Net realized gains on investments	(0.48)	(0.19)	(0.77)	(1.37)	(0.03)
Total distributions	(0.78)	(0.43)	(0.98)	(1.53)	(0.21)
Net asset value at end of year	$23.04	$21.98	$19.76	$19.54	$22.94

Total return	8.43%	13.58%	6.41%	(8.97)%	15.38%

Net assets, end of year (in thousands)	$312,144	$331,642	$338,463	$379,714	$485,082

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.22%	1.22%	1.23%	1.18%	1.16%
Ratio of net investment income to average net assets	1.28%	1.13%	1.16%	0.68%	0.81%
Portfolio turnover rate	27%	26%	34%	26%	57%

(a)	Calculated using the average shares method.

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James Small Cap Fund	Financial Highlights

Per share data for a share outstanding throughout each year.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021

Net asset value - beginning of year	$37.70	$30.44	$27.95	$30.46	$18.80
Income (loss) from investment operations:
Net investment income(a)	0.07	0.09	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	4.45	7.37	4.19	(2.55)	11.70
Total from investment operations	4.52	7.46	4.30	(2.42)	11.79

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.14)	(0.09)	(0.13)
Net realized gains on investments	(2.47)	(0.09)	(1.67)	—	—
Total distributions	(2.54)	(0.20)	(1.81)	(0.09)	(0.13)
Net asset value at end of year	$39.68	$37.70	$30.44	$27.95	$30.46

Total return	11.80%	24.59%	15.83%	(7.99)%	62.87%

Net assets, end of year (in thousands)	$51,758	$44,854	$34,787	$32,760	$39,859

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.17%	0.25%	0.36%	0.42%	0.36%
Portfolio turnover rate	18%	23%	18%	34%	42%

(a)	Calculated using the average shares method.

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Investment Adviser

James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Custodian U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202	Independent Registered Public Accounting Firm Deloitte & Touche LLP 1601 Wewatta St., Suite 400 Denver, CO 80202

Legal Counsel Davis Graham & Stubbs LLP 3400 Walnut Street Suite 700 Denver, CO 80205	Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Transfer Agent Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Funds, including detailed information on Fund policies and operations, is included in the Funds’ Statement of Additional Information (“SAI”), which is incorporated into this prospectus by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Call the Funds at 1-800-99-JAMES (1-800-995-2637) to request free copies of the SAI and the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

The Funds’ SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Funds’ internet site at www.jamesinvestment.com.

Information about a Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Prospectus should be read and retained for future reference.

Investment Company Act #811-8411

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JAMES ADVANTAGE FUNDS

JAMES BALANCED: GOLDEN RAINBOW FUND (Institutional Class)
GLRIX

JAMES MICRO CAP FUND
JMCRX

JAMES AGGRESSIVE ALLOCATION FUND
JAVAX

PROSPECTUS
NOVEMBER 1, 2025

AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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2

FUND SUMMARY – JAMES BALANCED: GOLDEN RAINBOW FUND
(INSTITUTIONAL CLASS)

Investment Objective

James Balanced: Golden Rainbow Fund (the “Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.74%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.98%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

 Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Balanced: Golden Rainbow Fund	$100	$312	$542	$1,201

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

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Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested across all market capitalizations. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” or better by S&P Global Ratings (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years). The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

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Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed income markets. This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and could underperform returns of smaller or medium-sized companies. Smaller and medium capitalization companies may experience higher failure rates than larger capitalization companies. In addition, smaller and medium sized companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller and medium capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller and medium capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro capitalization stocks trade in low volumes, any size trade can have a large percentage impact on the price of the stock.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, American Depository Receipts (“ADRs”) and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Institutional Class shares of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class shares of the Fund from year to year and by showing how the average annual total returns of the Institutional Class shares of the Fund over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the past performance of the Institutional Class shares of the Fund is not necessarily an indication of how the Institutional Class shares of the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

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Annual Total Returns (Institutional Class Shares) (Years ended December 31):

Best Quarter	4th Quarter 2023	7.25%
Worst Quarter	1st Quarter 2020	-9.90%

The Fund’s Institutional Class year-to-date return as of September 30, 2025 was 10.92%.

Average Annual Total Returns (Institutional Class Shares) (for the period ended December 31, 2024)

	One Year	Five Years	Ten Years
James Balanced: Golden Rainbow Fund – Institutional Class Return Before Taxes	12.57%	4.83%	3.49%
Return After Taxes on Distributions	11.50%	3.77%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares	7.99%	3.58%	2.51%
VettaFi US Equity 3000 Index*	23.80%	13.76%	12.50%
Blended Index (25% VettaFi US Equity Large/Mid-Cap 1000 TR Index, 25% VettaFi US Equity Small-Cap 2000 TR Index, 50% Bloomberg Intermediate U.S. Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)**	10.47%	6.32%	6.39%

*	Broad-based securities market index.

**	Additional index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$50,000	None

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients) or if you are a client of the Adviser. Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

FUND SUMMARY – JAMES MICRO CAP FUND

Investment Objective

James Micro Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.46%
Distribution (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	1.50%

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Micro Cap Fund	$153	$474	$818	$1,791

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Micro-Cap TR Index, including ETFs that invest primarily in such securities. As of September 30, 2025, the largest market capitalization of the companies included in the VettaFi US Equity Micro-Cap TR Index was $5.87 billion.

9

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the VettaFi US Equity Micro-Cap TR Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Micro Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some micro capitalization stocks may be illiquid. These risks are enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are even more volatile and their markets considerably less liquid than small cap and mid cap securities. In addition, as some micro cap stocks trade in low volumes and any size of trade can have a large percentage impact on the price of a micro cap stock, the Fund will be more susceptible to sudden and significant losses.

10

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

Financial Sector Risk: The Fund may, from time to time, invest a certain amount of its assets in the financial sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

11

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the average annual total returns of the Fund over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Returns (Years ended December 31):

Best Quarter	4th Quarter 2020	22.92%
Worst Quarter	1st Quarter 2020	-37.18%

The Fund’s year-to-date return as of September 30, 2025 was 3.07%.

Average Annual Total Returns (for the period ended December 31, 2024)

	One Year	Five Years	Ten Years
James Micro Cap Fund Return Before Taxes	5.97%	8.54%	7.22%
Return After Taxes on Distributions	5.63%	7.79%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	6.63%	5.66%
VettaFi US Equity 3000 Index*	23.80%	13.76%	12.50%
VettaFi US Equity Micro-Cap TR Index (reflects no deduction for fees, expenses or taxes)**	9.74%	3.60%	4.65%

*	Broad-based securities market index.

**	Additional index.

12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$10,000	None
$5,000 (tax-qualified accounts)

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients) or if you are a client of the Adviser. Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

13

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

FUND SUMMARY – JAMES AGGRESSIVE ALLOCATION FUND

Investment Objective

James Aggressive Allocation Fund (the “Fund”) seeks to provide total return through a combination of growth and income.

Preservation of capital in declining markets is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.98%
Distribution (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.02%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Aggressive Allocation Fund	$104	$325	$563	$1,248

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

15

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued, and in high quality fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with typically at least 60% of its assets in equity securities and at least 15% of its assets in fixed income securities. On occasion, the Fund could hold as little as 50% in equity securities or as high as 100%. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” or better by S&P Global Ratings (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed income markets. This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.

16

Aggressive Asset Allocation Risk: This Fund will employ an aggressive allocation strategy, which means it will generally hold a large part of its assets in equity securities and a smaller part of its assets in fixed income securities. This strategy will make the Fund more volatile than a fund that employs a more moderate allocation to equity securities. Therefore, it may increase the frequency in which the Fund could experience negative performance.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and could underperform returns of smaller companies. Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro capitalization stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

17

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile.

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and since inception and by showing how the average annual total returns of the Fund over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Return (Year ended December 31):

Best Quarter	1st Quarter 2024	9.88%
Worst Quarter	1st Quarter 2020	-20.42%

The Fund’s year-to-date return as of September 30, 2025 was 13.23%.

Average Annual Total Returns (for the period ended December 31, 2024)

	One Year	Five Years	Since Inception (July 1, 2015)
James Aggressive Allocation Fund Return Before Taxes	19.13%	6.63%	4.48%
Return After Taxes on Distributions	18.94%	6.47%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	11.46%	5.18%	3.51%
VettaFi US Equity 3000 Index*	23.80%	13.76%	12.89%
65% VettaFi US Equity 3000 TR Index, 35% Bloomberg U.S. Aggregate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)**	15.49%	8.99%	9.10%

*	Broad-based securities market index.

**	Additional index.

18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$10,000	None
$5,000 (tax-qualified accounts)

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients) or if you are a client of the Adviser. Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Adviser does much of its own research using quantitative databases and statistical expertise and other elements to help predict future stock and bond price movements. The Adviser employs a proprietary investment model to screen equity securities for the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund, and the James Aggressive Allocation Fund (each, a “Fund” and together, the “Funds”) that it believes are undervalued and more likely to appreciate. The Adviser focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 3,000 companies of all capitalization ranges. For the James Micro Cap Fund, the Adviser refines the model by filtering out two-thirds of the largest companies, leaving roughly 1,000 companies to evaluate for the Micro Cap style. Additionally, smaller companies outside these parameters can also be evaluated for the Fund. For all Funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria.

James Balanced: Golden Rainbow Fund

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and ETFs that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s or “BBB” or better by S&P and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years). The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

James Micro Cap Fund

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities include common stocks, preferred stocks and ETFs that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Micro-Cap TR Index, including ETFs that invest primarily in such securities. As of September 30, 2025, the largest

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market capitalization of the companies included in the VettaFi US Equity Micro-Cap TR Index was $5.87 billion.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the VettaFi US Equity Micro-Cap TR Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

James Aggressive Allocation Fund

The Fund is a portfolio comprised of both equity and debt securities that seeks return primarily through growth and income and secondarily through preservation of capital. Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in high quality fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with typically at least 60% of its assets in equity securities and at least 15% of its assets in fixed income securities. On occasion, the Fund could hold as little as 50% in equity securities or as high as 100%. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and ETFs that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s or “BBB” or better by S&P and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund does not generally buy non-investment grade bonds.

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The following table shows each Fund’s principal and non-principal investment risks. The Statement of Additional Information (“SAI”) contains additional information regarding the Funds’ principal and non-principal risks.

Risks:	James Balanced: Golden Rainbow Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Aggressive Asset Allocation Risk	NA	NA	P
Equity Market Risk	P	P	P
Equity Securities Risk	P	P	P
Exchange-Traded Fund Risk	P	P	P
Financial Sector Risk	NA	P	NA
Fixed Income Risk	P	NP	P
Foreign Investment Risk	P	P	P
Inflation Risk	P	P	P
Large, Medium, Small, and Micro Capitalization Company Risk	P	NA	P
Management Risk	P	P	P
Market Disruptions Risk	P	P	P
Micro Cap Company Risk	NA	P	NA
Municipal Securities Risk	P	NA	P
Sector Risk	P	P	P
Sovereign Debt Risk	P	NA	P

P=Principal Risk
NP=Non-Principal Risk
NA=Not Applicable

Investment Strategies and Related Risk – All Funds

Aggressive Asset Allocation Risk: The Fund will employ an aggressive allocation strategy, which means it will generally hold a large part of its assets in equity securities and a smaller part of its assets in fixed income securities. This strategy will make the Fund more volatile than a Fund that employs a more moderate allocation to equity securities. Therefore, it may increase the frequency in which the Fund could experience negative performance.

Equity Market Risk: Overall stock market risks may affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of a Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Equity Securities Risk: Equity securities that a Fund may principally invest in include common stocks, preferred stocks and ETFs that invest primarily in equity securities. Some or all of the equity portion of the Funds may be invested in small and micro capitalization companies. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in a Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. A Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising

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from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that a Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

The ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other investment companies in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

Financial Sector Risk: The James Micro Cap Fund may, from time to time, invest a certain amount of its assets in the financial sector. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

Fixed Income Risk: The James Balanced: Golden Rainbow Fund and the James Aggressive Allocation Fund each invest in fixed income securities, and the James Micro Cap Fund may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of a Fund’s investments decreases. Changes in market conditions and actions by governmental financial regulators, including, for example, steps to reverse, withdraw, curtail or taper market support activities, could subject a Fund to heightened interest rate risk as a result of a rise or increased volatility in interest rates. Price volatility at low yields is greater than investors may be used to when interest rates are at levels considered normal in a historical sense. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by a Fund. Such defaults could result in losses to a Fund.

Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed income markets. This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.

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The James Balanced: Golden Rainbow Fund does not generally buy non-investment grade bonds. Fixed income securities that the James Balanced: Golden Rainbow Fund and James Aggressive Allocation Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in such Funds’ portfolios will consist primarily of issues rated “Baa2” or better by Moody’s or “BBB” or better by S&P and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Inflation Risk: Each Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions and could underperform returns of smaller or medium sized companies. Smaller and medium capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller and medium companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller and medium capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller and medium capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro capitalization stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

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Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect. A Fund may experience losses regardless of the overall performance of the markets.

Market Disruptions Risk: Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. A Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (“COVID-19”) outbreak resulted in serious economic disruptions globally. The impact of this outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Micro Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some micro capitalization stocks may be illiquid. These risks are enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. In addition, as some micro cap stocks trade in low volumes and any size of trade can have a large percentage impact on the price of a micro cap stock, the Fund will be more susceptible to sudden and significant losses.

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of a Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause a Fund’s NAV to fluctuate more than that of a fund that does not concentrate in a particular sector.

Sovereign Debt Risk: The James Balanced: Golden Rainbow Fund and James Aggressive Allocation Fund may invest in sovereign debt obligations. Sovereign debt is debt issued by national governments.

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Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. Under the doctrine of sovereign immunity, the repayment of sovereign debt cannot be forced by creditors and it is thus subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only protection available to creditors is threat of the loss of credibility and lowering of the international standing (the sovereign debt rating) of the country which may make it much more difficult to borrow in the future.

OTHER INVESTMENT PRACTICES

Temporary Defensive Positions: For temporary defensive purposes, under adverse market conditions, a Fund may hold all or a substantial portion of its assets in a combination of U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds, cash, or other cash equivalents. If a Fund acquires shares of another mutual fund in accordance with the limits set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), including a money market fund, you will be subject to additional management fees and other fees and expenses attributable to the underlying fund. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective. A Fund’s investment objective may be changed without shareholder approval. However, you will be given advance notice of any changes.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301, manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers each of the Funds’ investment programs. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, was established in 1972, and provides advice to institutional as well as individual clients.

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For its services, the Adviser is authorized to receive a fee equal to an annual rate (minus the fees and expenses of the non-interested Trustees incurred by the James Micro Cap Fund) as shown below:

Assets	James Aggressive Allocation Fund	James Balanced: Golden Rainbow	James Micro Cap Fund
Up to and including $500 million	0.98%	0.74%	1.50%
Over $500 million up to and including $1 billion	0.95%	0.70%	1.45%
Over $1 billion up to and including $2 billion	0.90%	0.65%	N/A
Over $2 billion	0.85%	0.60%	N/A

For the fiscal year ended June 30, 2025, the Adviser was paid management fees by each Fund as shown below:

Percentage of Average Daily Net Assets
James Balanced: Golden Rainbow Fund	0.74%
James Micro Cap Fund	1.46%
James Aggressive Allocation Fund	0.98%

The James Balanced: Golden Rainbow Fund is responsible for all of the Adviser’s fees and expenses incurred in performing the advisory services set forth in the investment advisory agreement (such as the Adviser’s rental expenses, occupancy costs, employee compensation, and other similar expenses) and the Fund pays the Adviser a management fee for such services. The Fund pays all operating expenses, and any extraordinary expenses, including litigation costs.

For the James Micro Cap Fund and James Aggressive Allocation Fund, the Adviser is responsible for all fees and expenses incurred in performing the advisory services set forth in the investment advisory agreement (such as the Adviser’s rental expenses, occupancy costs, employee compensation, and other similar expenses) and the payment of all operating expenses of the Fund other than brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person Trustees, and extraordinary expenses, such as Acquired Fund Fees and Expenses that are paid indirectly by the Fund. In exchange, the Fund pays the Adviser a management fee.

The current term of the investment advisory contract between the Adviser and each Fund is one year. A discussion regarding the basis for the James Advantage Funds’ (the “Trust”) Board of Trustees’ (the “Board”) approval of each investment advisory contract between the Adviser and a Fund is available in the Funds’ reports filed on Form N-CSR for the fiscal year ended June 30, 2025 which is available on the Funds’ website at www.jamesinvestment.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Each Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to a Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

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Portfolio Management

The Funds are managed by an Investment Committee of the Adviser. R. Brian Culpepper, Brian Shepardson, and Trent D. Dysert, who are members of this committee, are jointly and primarily responsible for the day-to-day management of the Funds. Other members of the Adviser’s Investment Committee are not responsible for the day-to-day management of the Funds. The SAI provides additional information about each portfolio manager’s compensation, other managed accounts by the portfolio managers, and ownership of securities in the Funds.

R. Brian Culpepper, CMFC, CKA, joined the Adviser in 1995, and is Chief Executive Officer, President, and portfolio manager. He is also President of the Trust. Mr. Culpepper currently oversees the management of the Adviser and is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005. Mr. Culpepper also holds the Chartered Mutual Fund Counselor (CMFC) and Certified Kingdom Adviser (CKA) designations.

Brian Shepardson, CFA, joined the Adviser in 1999 and is a Vice President. He also serves as the Chief Financial Officer, Treasurer, and Secretary of the Trust. Mr. Shepardson is a portfolio manager and is involved in equity and fixed income research. He obtained his Bachelor of Business Administration in Finance from the University of Cincinnati in 1996 and holds a CFA charter.

Trent D. Dysert, CFA, joined the Adviser in 2006 and is an Assistant Vice President, Associate Director of Research, and portfolio manager. Mr. Dysert is involved in market and equity research. He is a graduate of the University of Dayton and earned a Bachelor of Science degree in Finance. Mr. Dysert holds a CFA charter. Prior to joining the Adviser, Mr. Dysert worked at Ameriprise Financial.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the investment process. Portfolio managers are limited by the objectives and constraints of each Fund and by the strategies adopted by the investment committee of the Adviser.

The Adviser’s Investment Committee also includes the individuals listed below, who are not responsible for the day-to-day management of the Funds’ portfolio of securities.

Barry R. James is Chairman of the Board of the Adviser. He is Chairman of the Board and an interested Trustee of the Trust. He received his undergraduate degree from the United States Air Force Academy and his Master’s Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986.

Dr. Fall Ainina, CFA, joined the Adviser in 2001 as an investment consultant. In 2019 he transitioned from a consultant for the Adviser to the Deputy Director of Research, Vice President, and Investment Committee member. He was promoted to Director of Research for the Adviser in 2022, Dr. Ainina focuses on data analysis, market reports, special studies, and special research projects. He obtained his MBA from Ball State University and his Ph.D. from Arizona State University.

Lesley Ott, CMFC, IACCP, joined the Adviser in 2006 and is the Chief Operating Officer. Ms. Ott also serves as the Chief Compliance Officer for the Adviser and the Trust. She is a graduate of Wright State University in Dayton, Ohio where she obtained her Bachelor of Science degree in Finance in 2004 and an MBA in 2011. Ms. Ott also holds the Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professional (IACCP) designations.

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Pricing Your Shares

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received by the Fund or an eligible institutional intermediary. The NAV is calculated at the close of trading (generally priced between 3:00 p.m. and 4:00 p.m., Eastern Time) on each day the NYSE is open for business using prices provided by the independent pricing agent or otherwise fair-valued by the Adviser, as the Funds’ valuation designee. Orders received after the close of the NYSE will receive the next day’s NAV. Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and national holidays. On occasion, such as if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC, the NYSE will close before 4:00 p.m. Eastern Time. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV of each Fund will fluctuate.

The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received), minus liabilities (including accrued expenses) allocable to the Fund, by the total number of shares outstanding. The value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The Funds also may use pricing services to determine the value of securities.

If market quotations for a security are not available or, in the valuation designee’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that affects fair value, or a security is illiquid or restricted, the valuation designee will value the security at its fair value (the price that the Adviser would reasonably expect that a Fund would receive within 7 days if the security were sold) according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the valuation designee may need to price the security using the Funds’ fair value pricing and valuation guidelines.

Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to the minimum initial investment described below. You may invest directly, or through a financial intermediary that has established an account with the Funds’ distributor. Shares of each Fund are also available through registered investment advisers and bank trust departments (collectively referred to as eligible institutional intermediaries) that have made arrangements for shares of all of their clients investing in a Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust) or through the Adviser (for clients of the Adviser). Employees of the Adviser,

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the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

Shares owned by clients of the Adviser will be held by the custodian of the client’s account with the Adviser. Intermediaries may charge a fee for their services, set different minimum initial and additional investment requirements, or impose other charges and restrictions. The minimum initial investment for shares is $10,000 ($5,000 for tax-qualified retirement accounts such as 401(k) and IRA accounts). For this purpose, shares of clients of an eligible institutional intermediary are aggregated. For more information on how to purchase shares through an eligible institutional intermediary, call the intermediary. The minimum purchase amount may be waived for officers, directors, trustees and employees of the Funds, the Adviser, the distributor and the Transfer Agent, and any such person’s spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of any such person. Such persons should request instructions on how to invest or redeem from the Funds’ distributor.

Applicable only to the James Balanced: Golden Rainbow Fund:

The James Balanced: Golden Rainbow Fund offers two classes of shares, Retail Class and Institutional Class. A separate NAV is calculated for each class of shares. This prospectus relates only to the Institutional Class. For information about Retail Class shares, or to obtain a copy of the prospectus, call the Fund at 1-800-99-JAMES (1-800-995-2637) or contact your eligible institutional intermediary.

Institutional Class shares of the Fund are available only through registered investment advisers and bank trust departments (collectively referred to as eligible institutional intermediaries) that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust), or certain shareholders, at the Adviser’s discretion, investing directly with the Fund, or directly through the Fund’s distributor for Trustees and Officers of the Trust. Eligible institutional intermediaries may charge a fee for their services, set different minimum initial and additional investment requirements, or impose other charges and restrictions. The minimum initial investment for Institutional Class shares is $50,000 (for this purpose, shares of clients of an eligible institutional intermediary are aggregated). The Fund may waive the investment minimums in certain circumstances in its discretion, including for clients of the Adviser. The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person. For more information on how to purchase Institutional Class shares, call your eligible institutional intermediary.

Applicable to all Funds: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: when you open an account, we (or your eligible institutional intermediary) will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We (or your eligible institutional intermediary) also may ask to see your driver’s license or other identifying documents. If we (or your eligible institutional intermediary) do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we (or your eligible institutional intermediary) are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we (or your eligible institutional intermediary) are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we (or your eligible institutional intermediary) close your account because we (or your eligible institutional intermediary) are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Funds are only available to residents of the United States (including overseas military or diplomatic addresses) who are

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U.S. citizens, U.S. resident aliens, or entities created or organized under U.S. law. A valid U.S. Taxpayer Identification Number is required to open an account with the Funds. Shareholders who subsequently move out of the U.S. are not eligible to purchase additional shares, other than shares acquired through dividend and capital gain reinvestments, until they re-establish a U.S. mailing address.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Fund Direct Purchases

Initial Purchase

Purchases of Institutional Class shares are not available directly from the Fund, except for clients of the Adviser and Trustees and Officers of the Trust. You may make an initial investment directly with the Micro Cap and Aggressive Allocation Funds by completing and signing the investment application that accompanies this Prospectus. Properly completed applications, together with a check made payable to the appropriate Fund, should be mailed or sent by overnight delivery to the appropriate address listed below:

U.S. Mail James Advantage Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Overnight: James Advantage Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 1-800-99-JAMES (1-800-995-2637) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

You may not use ACH transactions for your initial purchase of Fund shares unless opening the account online. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the James Advantage Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

To open an account by internet, go to www.jamesinvestment.com. All online applications submitted are subject to review and will be confirmed by the Transfer Agent upon acceptance. Online applications must include active bank account information to facilitate transactions. You can make additional investments online by logging into your account. The same rules for opening an account via written application (mail) apply to internet applications and transactions.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account

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Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 1-800-99-JAMES (1-800-995-2637) for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Additional Purchases

Once an account has been opened, you may purchase additional shares of that Fund at any time by mail, bank wire, ACH or direct deposit. When making additional investments by mail, send your check payable to the applicable Fund to one of the addresses listed above. Please telephone the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Ste. 450, Cincinnati, OH 45246 at 1-800-99-JAMES (1-800-995-2637) for bank wire or ACH instructions. Your bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, ACH or direct deposits, but the Funds reserve the right to charge shareholders for these services upon 30 days’ written notice.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such a requirement. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund.

If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Funds and charged a $25 fee to defray bank charges.

Purchases Through Intermediaries

You may make initial and subsequent purchases of shares of the Funds through a financial intermediary that is authorized to offer shares of the Funds, such as an adviser or broker-dealer, bank or other financial institution that has established an agreement with the Fund’s distributor and that purchases shares for its customers. Before investing in the Funds through an intermediary (including an eligible institutional intermediary), you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the eligible financial intermediary may:

●	charge a fee for its services;

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●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges and restrictions;

●	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

●	impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when an eligible institutional intermediary receives the order. These orders will be priced based on the respective Fund’s NAV next computed after such order is received by the eligible institutional intermediary. It is the responsibility of the eligible institutional intermediary to transmit properly completed purchase orders to the Funds in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the eligible institutional intermediary placing the order.

Shares held through an intermediary (other than an eligible institutional intermediary) may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser or their affiliates.

The Funds intend to comply with the concept of Clean Shares as defined by the SEC. Clean Shares are characterized by a lack of any ongoing distribution expenses, sub-transfer agency, or recordkeeping fees, and that financial intermediaries transact shares solely on an agency basis. When you purchase Clean Shares through a financial intermediary, such as a broker-dealer or financial adviser, you may be charged a transaction fee or commission to purchase the shares.

Automatic Investment Plan – James Micro Cap and James Aggressive Allocation Funds Only

The James Micro Cap and James Aggressive Allocation Funds offer current shareholders the convenience of automatic monthly investing, which is available on specified days of the month. If your selected date falls on a non-business day, your automatic investment will occur on the following business day. The amount you specify, which must be at least $50, will be sent electronically from your checking or savings account to the designated Fund. To initiate the automatic investment plan, complete the application form and attach a voided check or preprinted deposit slip.

Each Fund pays the cost associated with these automatic investments, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by phone or by written notice to the Funds at least 4 business days prior to the automatic investment date.

Other Purchase Information

The James Micro Cap and James Aggressive Allocation Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cash, and cash equivalents such as cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder of any Fund, we reserve the right to redeem shares from any identically registered account as reimbursement for

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any loss incurred or money owed to the Funds. You also may be prohibited or restricted from making future purchases in the Funds. The Funds do not impose minimums on subsequent purchases of shares.

Additional Compensation to Eligible Institutional Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide cash payments to eligible institutional intermediaries who sell shares of the Funds and/or whose clients or customers hold shares of the Funds. These additional cash payments generally are made to eligible institutional intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the eligible institutional intermediary provides shareholder services to Fund shareholders.

HOW TO REDEEM SHARES

You may redeem all or part of your Institutional Class shares of the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund or the James Aggressive Allocation Fund directly or through your eligible institutional intermediary (or through the Adviser or through the Fund’s distributor for Trustees and Officers of the Trust) on any day that the Funds are open for business, subject to certain restrictions described below. Redemption requests received by a Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (or before the NYSE closes if it closes before 4:00 p.m. Eastern Time) will be effective that day. Redemption requests received by the Funds or an authorized agent after the close of trading on the NYSE are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund or your financial intermediary receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account. You will receive a check unless you request a wire or direct deposit into your bank account. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.

Each Fund typically expects to pay redemption proceeds to redeeming shareholders within one business day subsequent to receipt of a shareholder redemption request determined to be in good order and in no more than seven business days, except in periods of extreme market stress or when markets are closed, as noted below. Typically, a Fund expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. In periods of extreme market stress or when markets are closed, redemption requests could take longer to process.

Each Fund will forward the proceeds of your sale to your eligible institutional intermediary (or, for clients of the Adviser, to the custodian of the client’s account with the Adviser) within seven days (normally within one business day) after receipt of a proper redemption request. Proceeds that are sent to your eligible institutional intermediary will not be reinvested unless you provide specific instructions to do so.

By Mail

You may redeem any part of your account by sending a written request to the Funds. The redemption request must contain the following information:

●	the Fund name;

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●	your account number;

●	your address;

●	the dollar amount or number of shares you wish to redeem; and

●	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered.

The redemption request should be sent to:

U.S. Mail James Advantage Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	or	Overnight: James Advantage Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the James Advantage Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

By Telephone

You may make a telephone redemption of shares totaling $100,000 or less by calling the Transfer Agent at 1-800-99-JAMES (1-800-995-2637).

Neither the Funds, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

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By Wire

You may redeem shares by placing a wire redemption request by telephone, as described above, or through your financial intermediary. Your intermediary is responsible for transmitting properly completed wire redemption orders so that they are timely received by the Funds. Your intermediary may charge a transaction fee to redeem shares. The Funds charge $15 for processing wire redemptions, which the charge may be waived at the discretion of the Funds. This fee may be changed upon 30 days’ prior written notice. Any charges for wire redemptions will be deducted from your account by redeeming shares. In the event that a wire transfer is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Through Intermediaries

You also may make redemptions of shares of the Fund through your intermediary. The Fund will forward the proceeds of your sale to your intermediary (or, for clients of the Adviser, to the custodian of the client’s account with the Adviser, or for Trustees and Officers of the Trust, to the Fund’s Transfer Agent) within seven days (normally within one business day) after receipt of a proper redemption request. Proceeds that are sent to your intermediary will not be reinvested unless you provide specific instructions to do so.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

An original Medallion Signature Guarantee for redemptions may be required if you:

●	instruct the Transfer Agent to wire proceeds with new bank instructions

●	request to ACH with new bank instructions

●	request to send proceeds by check to a new address

●	request a redemption that exceeds $100,000

Also, an original Medallion Signature Guarantee is required if you:

●	redeem shares within 30 days of account name change, banking instructions change or address change

●	change the name on the account unless supporting legal documentation is provided

●	establish a telephone redemption privilege (if you previously elected not to have that privilege)

●	instruct the Transfer Agent to send dividends to a secondary address (not the one on the original application)

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The Fund and/or its Transfer Agent may request and accept alternative documentation in limited circumstances when deemed appropriate.

Internet Redemptions

You may redeem shares by accessing your account at www.jamesinvestment.com. Redemption proceeds from online transactions may be mailed to the address of record, or may be sent electronically to a bank account that has been established for this purpose and that is on file with the Transfer Agent.

Additional Information About Redemptions

Any redemption request involving shares recently purchased by check may be rejected until the check has cleared, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of a Fund by certified check or wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency or other circumstances which it is not reasonably practicable for a Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC, we may suspend sales or postpone payment of redemption proceeds.

At the discretion of a Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

A Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Accounts with Low Balances

Each Fund incurs certain fixed costs in maintaining shareholder accounts. Therefore, the Funds reserve the right to redeem your shares and close your account if a redemption of shares brings the value of your account below $10,000 or such other minimum amount as the Fund may determine from time to time. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30 day period. Each share of each Fund is also subject to involuntary redemption at any time if the Board determines to liquidate a Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

IRA and Coverdell Education Savings Account Maintenance Fee

A fee of $25.00 will be charged annually by the IRA custodian on a per account basis.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient

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funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Lost Shares Inactive Accounts, and Unclaimed Property

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election, please contact a Fund at 1-800-99-JAMES (1-800-995-2637) for more information.

HOW TO EXCHANGE SHARES

Institutional Class Shares

Shares of the James Balanced: Golden Rainbow Fund may be exchanged for shares of any other James Advantage Fund and are subject to the applicable minimum initial investment requirements. You may request an exchange by contacting your eligible institutional intermediary. Your exchange will be made at the next determined NAV after receipt of a request by the Fund. To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE. Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee.

The exchange privilege may be modified or terminated by the Board upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares of one fund in return for shares of another Fund is treated as a taxable sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact your eligible institutional intermediary to obtain more information about exchanges.

Share Class Transfers

Fund shareholders may transfer shares between the James Balanced: Golden Rainbow Fund Retail and Institutional classes. Share class transfers must generally meet the minimum investment requirements described in “How to Purchase Shares” in the applicable prospectus, though the Fund reserves the right to waive or change investment minimums. A share class transfer between share classes of the same Fund is generally not considered a taxable transaction and is not subject to a short-term redemption fee although such transfers may be subject to reporting obligations. Investors should see the SAI under “FEDERAL INCOME TAXES – Transfers between Shares of Different Funds or Classes of a Single Fund.” You may request a share class transfer by telephone or by mail. Please call the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC., at 1-800-99-JAMES (1-800-995-2637) for more information.

Micro Cap and Aggressive Allocation Funds Only

Shares of a Fund may be exchanged for shares of any other Fund (Institutional Class shares of the James Balanced: Golden Rainbow Fund are only available for exchange if you are investing through an eligible institutional intermediary that is authorized to offer the shares or are a client of the Adviser) and are subject to the applicable minimum initial investment requirements. You may request an exchange by calling 1-800-99-JAMES (1-800-995-2637) between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business; by writing the Fund at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; or by contacting your intermediary. Your exchange will be made

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at the next determined NAV after receipt of a request by the Funds. In times of extreme economic or market conditions, exchanging Fund shares by telephone may be difficult. To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE. Please note that any exchange is treated as a redemption of Fund shares and therefore will be subject to redemption in kind, if applicable. If there is a redemption in kind on an exchange, you will receive in-kind securities instead of shares of the other James Advantage Fund for the portion of your shares that is redeemed in kind.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The Funds, the Transfer Agent and the custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. Exchanges may only be made for shares of the Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares of one Fund in return for shares of another Fund generally is treated as a taxable sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact the Funds or your intermediary to obtain more information about exchanges.

Account options – Systematic Withdrawals and direct deposits

Systematic Withdrawal Plan

If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan (“SWP”) and receive monthly or quarterly checks for $100 or more as you specify. Such payments are drawn from the proceeds of the redemption of shares held in your account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Funds. The Funds may charge your account for services rendered and expenses incurred beyond those normally assumed by the Funds with respect to the liquidation of shares. No charge is currently assessed against accounts but may be instituted by the Funds on 30 days’ written notice to you. The Funds reserve the right to amend or terminate the SWP on 30 days’ written notice.

Direct Deposits

You can have dividends or SWP redemption proceeds deposited electronically into your bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House. In addition, you must (1) fill out the appropriate section(s) of the application attached to this Prospectus and (2) include with the completed application a voided check or preprinted deposit slip from the bank account into which funds are to be deposited. Within thirty days after the Funds have received the application and the voided check or preprinted deposit slip, your dividends and redemptions will be credited to the designated bank account. You may terminate a direct deposit program at any time by sending written notice to the Funds.

MARKET TIMING TRADING POLICY

The Funds are intended to be long-term investments. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the

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detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board has adopted policies that seek to restrict market timing activity. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders. The Funds’ excessive trading policies generally do not apply to systematic purchases and redemptions.

Eligible institutional intermediaries generally must establish omnibus accounts with the Funds through which they place transactions for their customers. Written agreements are in place between the Funds and their intermediaries regarding information sharing agreements under which the eligible institutional intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing trading policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing trading policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with which the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.

Eligible institutional intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board. For instance, these eligible institutional intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Eligible institutional intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

The James Balanced: Golden Rainbow Fund intends to distribute dividends to its shareholders on at least a quarterly basis, and each other Fund intends to distribute dividends to its shareholders on at least an annual basis. Each Fund intends to distribute substantially all of its net investment income, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date. You may elect to receive distributions in cash by

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notifying the eligible institutional intermediary through whom you bought shares. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

FEDERAL INCOME TAXES

The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities, including any entities treated as a partnership or S corporation for U.S. federal income tax purposes, or a U.S. person who owns shares through a pass-through entity. All investors should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion assumes that each Fund will qualify under Subchapter M of the Code as a “regulated investment company” and will satisfy the

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distribution requirements under Subchapter M. There can be no guarantee that these assumptions will be correct. By qualifying as a regulated investment company, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the regulated investment company and distributed to the shareholders.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from ETFs in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income. Distributions from the Funds (both taxable income dividends and capital gain dividends) are normally taxable to you, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-qualified plan or account or are otherwise not subject to federal income tax).

Also, if you are an individual or other non-corporate Fund shareholder, the portion of your distributions attributable to dividends received by the Funds from their investments in certain U.S. and certain foreign corporations will result in qualified dividend income, which is currently subject to the maximum federal income tax rate applicable to long-term capital gains, provided certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. Distributions declared by a Fund in October, November or December and paid by the end of the next January will be taxed to shareholders as if received in December.

A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less and from investments in section 1256 contracts (as described below). A Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are “marked to market.” on the last business day of each taxable year (with any gain or loss taken into account for the taxable year). Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital (with certain exceptions).

Due to the nature of the investment strategies used, distributions by the Micro Cap Fund generally are expected to consist primarily of capital gains, and distributions by the James Balanced: Golden Rainbow Fund and James Aggressive Allocation Fund are expected to consist primarily of ordinary income and capital gains; however, the nature of each Fund’s distributions could vary in any given year.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

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While a Fund may invest in tax-exempt municipal securities, none of the Fund’s related distributions to its shareholders are expected to qualify as exempt from tax.

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

If a Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Foreign Securities

A Fund’s investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions. A Fund may hold securities in entities that are passive foreign investment companies for U.S. federal income tax purposes. Although a Fund’s investment in foreign securities may subject the Fund to foreign income taxes on investment income or capital gains, Fund shareholders generally may not claim U.S. foreign tax credits or deductions in respect of such foreign taxes. A Fund may make certain tax elections with respect to an investment in a passive foreign investment company, which may result in an acceleration of the recognition of income and/or the recognition of ordinary income. For more information, see the SAI under “FEDERAL INCOME TAXES- Passive Foreign Investment Companies.”

Redeeming and Exchanging Shares

Redeeming your shares may result in a recognized capital gain or loss in an amount equal to (i) the amount realized reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares surrendered. For tax purposes, an exchange from one Fund to another is the same as a redemption. Such gain or loss generally will be long-term capital gain or loss if you have held your exchanged Fund shares for more than one year at the time of exchange, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under “wash sales” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If loss is disallowed under the “wash sale” rules, the loss will be reflected in an adjustment to the basis of the shares acquired.

For individuals, any long-term capital gains you realize from redeeming Fund shares are taxed under current law at a maximum federal income tax rate of 20% (in addition to the surtax on net investment income, discussed below). Short-term capital gains are taxed at ordinary income tax rates. The deductibility of capital losses is subject to significant limitations.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. If you do not provide us

43

with a correct taxpayer identification number, you may also be subject to Internal Revenue Service (the “IRS”) penalties. The IRS may also instruct a Fund that you are subject to back-up withholding.

Surtax on Net Investment Income

An additional 3.8% Medicare tax will be imposed on net investment income of a taxpayer that is an individual, trust or estate to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund, in each case net of deductions properly allocable to such income. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES – Surtax on Net Investment Income.”

Cost Basis Reporting

The Funds are required to report to the IRS holding period information and the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares of a Fund during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Tax Status for Retirement Plans and Other Tax-Qualified Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-qualified account, dividend and capital gain distributions generally are not subject to current federal income taxes, but the plan’s or account’s earnings may be subject to tax when they are withdrawn from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

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Additional Information

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund and/or whose clients or customers hold shares of a Fund. These payments are payments generally made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Distribution related services may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

SHAREHOLDER REPORTS AND OTHER INFORMATION

For shareholders electing to receive reports by mail, the Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 1-800-99-JAMES (1-800-995-2637) and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application. Your financial intermediary may have its own procedures for delivering required documents to you.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the James Balanced: Golden Rainbow Fund (Institutional Class), the James Micro Cap Fund and the James Aggressive Allocation Fund for the past 5 years. Certain information (including total return information) reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available, free of charge, upon request or by visiting the Funds’ internet site at www.jamesinvestment.com.

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class
Per share data for a share outstanding throughout each year.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021

Net asset value - beginning of year	$21.59	$19.41	$19.26	$22.63	$19.82
Income (loss) from investment operations:
Net investment income(a)	0.34	0.28	0.27	0.20	0.22
Net realized and unrealized gains (losses) on investments and foreign currencies	1.52	2.38	0.95	(1.99)	2.86
Total from investment operations	1.86	2.66	1.22	(1.79)	3.08

Less distributions from:
Net investment income	(0.35)	(0.29)	(0.30)	(0.21)	(0.24)
Net realized gains on investments	(0.48)	(0.19)	(0.77)	(1.37)	(0.03)
Total distributions	(0.83)	(0.48)	(1.07)	(1.58)	(0.27)
Net asset value at end of year	$22.62	$21.59	$19.41	$19.26	$22.63

Total return	8.72%	13.91%	6.64%	(8.73)%	15.63%

Net assets, end of year (in thousands)	$99,221	$96,230	$93,789	$106,501	$139,806

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.97%	0.97%	0.98%	0.93%	0.91%
Ratio of net investment income to average net assets	1.54%	1.38%	1.41%	0.92%	1.06%
Portfolio turnover rate	27%	26%	34%	26%	57%

(a)	Calculated using the average shares method.

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Financial Highlights	James Micro Cap Fund

Per share data for a share outstanding throughout each year.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021

Net asset value - beginning of year	$20.89	$17.46	$16.44	$19.54	$12.73
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	0.06	0.11	0.06	0.01
Net realized and unrealized gains (losses) on investments	0.29	3.50	2.34	(2.37)	6.88
Total from investment operations	0.26	3.56	2.45	(2.31)	6.89

Less distributions from:
Net investment income	—	(0.13)	(0.09)	(0.01)	(0.07)
Net realized gains on investments	(0.31)	—	(1.34)	(0.78)	(0.01)
Total distributions	(0.31)	(0.13)	(1.43)	(0.79)	(0.08)
Paid-in capital from redemption fees	—	0.00 (b)	—	0.00 (b)	0.00 (b)
Net asset value at end of year	$20.84	$20.89	$17.46	$16.44	$19.54

Total return	1.09%	20.39%	15.66%	(12.56)%	54.32%

Net assets, end of year (in thousands)	$26,886	$27,610	$22,681	$22,276	$29,345

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.12)%	0.30%	0.64%	0.30%	0.03%
Portfolio turnover rate	6%	10%	5%	20%	55%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.01 per share.

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Financial Highlights	James Aggressive Allocation Fund

Per share data for a share outstanding throughout each year.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021

Net asset value - beginning of year	$13.47	$11.19	$9.81	$11.45	$9.23
Income (loss) from investment operations:
Net investment income(a)	0.09	0.08	0.10	0.04	0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	1.34	2.28	1.36	(1.66)	2.27
Total from investment operations	1.43	2.36	1.46	(1.62)	2.31

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.08)	(0.02)	(0.09)
Net asset value at end of year	$14.81	$13.47	$11.19	$9.81	$11.45

Total return	10.68%	21.13%	15.02%	(14.15)%	25.12%

Net assets, end of year (in thousands)	$25,916	$24,553	$19,655	$19,055	$25,576

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	0.66%	0.72%	0.89%	0.34%	0.42%
Portfolio turnover rate	12%	19%	17%	39%	77%

(a)	Calculated using the average shares method.

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Investment Adviser
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301

Custodian U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202	Independent Registered Public Accounting Firm Deloitte & Touche LLP 1601 Wewatta St., Suite 400 Denver, CO 80202

Legal Counsel Davis Graham & Stubbs LLP 3400 Walnut Street Suite 700 Denver, CO 80205	Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Transfer Agent Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Funds, including detailed information on Fund policies and operations, is included in the Funds’ Statement of Additional Information (“SAI”), which is incorporated into this prospectus by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Call the Funds at 1-800-99-JAMES (1-800-995-2637) to request free copies of the SAI and the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

The Funds’ SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Funds’ internet site at www.jamesinvestment.com.

Information about a Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Prospectus should be read and retained for future reference.

Investment Company Act #811-8411

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STATEMENT OF ADDITIONAL INFORMATION

JAMES AGGRESSIVE ALLOCATION FUND (JAVAX)

JAMES BALANCED: GOLDEN RAINBOW FUND

(Institutional Class Shares: GLRIX;

Retail Class Shares: GLRBX)

JAMES MICRO CAP FUND (JMCRX)

JAMES SMALL CAP FUND (JASCX)

November 1, 2025

Series of

James Advantage Funds

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-800-995-2637

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST	1
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	15
DISCLOSURE OF PORTFOLIO HOLDINGS	18
TRUSTEES AND OFFICERS	19
PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER	25
SUMMARY OF ADVISER’S PROXY VOTING GUIDELINES	26
TRUST PROXY VOTES FOR 12 MONTHS ENDED JUNE 30, 2025	26
PRINCIPAL HOLDERS OF VOTING SECURITIES	26
THE INVESTMENT ADVISER	28
PORTFOLIO MANAGERS	30
TRANSFER AGENT AND DISTRIBUTOR	32
CUSTODIAN	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	33
SHARES OF THE FUND	34
DETERMINATION OF SHARE PRICE	35
FEDERAL INCOME TAXES	36
DISTRIBUTION PLANS	47
FINANCIAL STATEMENTS	49

i

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus for the applicable Fund dated November 1, 2025. Prospectuses and the annual and semi-annual shareholder reports can be obtained by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246, by calling 1-800-99JAMES (1-800-995-2637), or by visiting www.jamesinvestment.com.

DESCRIPTION OF THE TRUST

The James Aggressive Allocation Fund, James Balanced: Golden Rainbow Fund, James Micro Cap Fund and James Small Cap Fund (each, a “Fund” and together, the “Funds”) were organized as separate series of the James Advantage Funds (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of Funds currently authorized by the Trustees. James Investment Research, Inc. serves as each Fund’s investment adviser (the “Adviser”). The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. Each Fund is classified as diversified.

The James Balanced: Golden Rainbow Fund currently has two classes of shares, the Retail Class shares and the Institutional Class shares, and each other Fund currently has one class of shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that each share class may bear different distribution fees, may have different sales charges, certain class specific expenses may be borne solely by each class and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of a Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

For other information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the applicable Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Pricing Your Shares” in the applicable Fund’s Prospectus.

Regarding the James Micro Cap Fund and James Aggressive Allocation Fund, if the amount a shareholder is redeeming during any 90-day period is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act filed by the Trust on behalf of the Fund, the Fund has the right to redeem the shareholder’s shares by giving the shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use, as described in the Prospectuses.

A.	Asset-Backed and Receivable-Backed Securities.

The James Balanced: Golden Rainbow Fund and the James Aggressive Allocation Fund each may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

B.	Borrowing and Leverage; Reverse Repurchase Agreements.

Each Fund may borrow from banks up to one-third of its total assets (including the amount borrowed), and may borrow from any person other than a bank for temporary purposes only, provided such temporary borrowings do not exceed 5% of the Fund’s total assets at the time when the borrowing is made. A Fund may pledge assets in connection with such borrowings. Each Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at the same price plus interest. While a reverse repurchase agreement is outstanding, a Fund will be required to comply with the asset coverage requirements of Section 18 of the 1940 Act and the rules promulgated thereunder, and to combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund aggregates reverse repurchase agreements with its borrowings for the purpose of limiting all borrowings to one-third of its total assets.

If a Fund makes additional investments while borrowings and/or reverse repurchase agreements are outstanding, this may be construed as a form of leverage. The Fund’s objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. Leverage magnifies a Fund’s potential for gain or loss and, therefore, increases the possibility of fluctuation in the Fund’s net asset value. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings. In addition, reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

C.	Open-End Investment Company Securities.

The Funds may invest in the securities of other open-end investment companies (i.e., another mutual fund, including a money market fund). When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying investment company, many of which may be duplicative. A Fund has no control over the investments and related risks taken by the underlying investment companies in which it invests.

D.	Convertible Securities.

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

E.	Corporate Debt.

The Funds may invest in investment grade corporate debt securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds will limit their purchases of corporate debt securities (other than convertible securities) to issues of investment grade quality. The Adviser considers corporate debt securities to be of investment grade quality if they are rated “BBB” or higher by S&P Global Ratings (“S&P”) or “Baa2” or higher by Moody’s Investor’s Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Funds.

F.	Cybersecurity Risk.

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, malware or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

G.	Derivatives.

Although the Funds do not intend to engage in derivatives transactions, a Fund may acquire derivatives such as contingent value rights (“CVRs”) as a result of its ownership of other securities. A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company. Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

H.	Equity Securities.

The Funds may invest in equity securities, which include common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated “A” or higher by S&P or by Moody’s. Equity securities also include investment company securities that invest primarily in equity securities.

I.	Exchange-Traded Funds.

The Funds may invest in a range of exchange-traded funds (“ETFs”). ETFs (both stock and fixed income) are subject to all of the common stock risks. ETFs with foreign holdings will also be subject to the foreign securities risks described below. Investments in ETFs are considered to be investment companies.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s Adviser believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

J.	Exchange-Traded Notes.

Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of debt security that is typically unsecured and that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, but ETNs do not own the underlying index they are tracking and, typically, no periodic coupon payments are distributed and no principal protections exist, even at maturity. ETNs are traded on a major exchange, such as the New York Stock Exchange (“NYSE”), during normal trading hours. However, investors such as the Fund can also hold the debt security until maturity. At that time, the issuer will pay the investor a cash amount that would be equal to a principal amount times the return of a benchmark index, less any fees or other reductions. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying index decreases or does not increase significantly, the Fund may receive less than the principal amount of investment at maturity or upon redemption. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. In addition, the ETN may employ leverage that will make the value of the ETN more volatile by multiplying the effect of any decrease in the value of the index to which the ETN is linked, and thus subject the Fund to potentially greater losses. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. Leveraged ETNs can, at times, be relatively illiquid, and thus may be difficult to purchase or sell at a fair price.

K.	Foreign Securities.

The Funds may invest, without limitation, in foreign securities, including ETFs that invest in foreign securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. Foreign securities may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts (“ADRs”). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which it holds in custody.

Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission (“SEC”), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities, and owning foreign securities could cause a Fund’s performance to fluctuate more than if it held only U.S. securities.

Each Fund may invest in foreign securities of issuers in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

L.	Illiquid Securities.

Each of the James Small Cap Fund and James Micro Cap Fund will not invest more than 15% of its net assets in securities that are restricted as to resale. Each of the James Balanced: Golden Rainbow Fund and the James Aggressive Allocation Fund will not invest more than 15% of its net assets in securities that are restricted as to resale or otherwise illiquid. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. In addition, the following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, non-publicly offered securities and certain restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”) or pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act. Certain restricted securities that may be sold pursuant to Rule 144A may be considered to be liquid by a Fund. Where registration is required, the Funds may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

M.	Income Trusts.

Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. These trusts are regarded as equity investments with fixed income attributes or high-yield debt with no fixed maturity date, and typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. A real estate investment trust (“REIT”) is an income trust that invests substantially all of its assets in interests in real estate. Equity REITs are those that purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Real estate-related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended, as well as changes in interest rates.

Oil Royalty Trusts. Each Fund may invest in oil royalty trusts that are traded on the stock exchanges (including foreign stock exchanges). Oil royalty trusts pass on to unit-holders the cash flow received from the sale of the oil and gas produced from the oil and gas reserves underlying the royalty trust, after certain deductions. As such, royalty trust distribution levels and unit prices are highly dependent on commodity prices, which can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the trust are depleted. The ability of the trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

Because they distribute the bulk of their cash flow to unit-holders, oil royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or debt securities. Consequently, the trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity and reserve risk, as well as operating risk. Hedging strategies utilized by these trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate due diligence prior to investment. As with REITs, management plays a very important role in mitigating these inherent risks while maximizing value through prudent corporate and asset acquisitions and exploitation of existing reserves of oil and gas. When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks, which are more fully described above.

Business Trusts. A business trust is an income trust that invests primarily in entities whose principal business is in the manufacturing, service or general industrial sectors. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Investments in business trusts are subject to risks related to the underlying operating companies controlled by such trusts. These risks will vary depending on the industries represented by the underlying investments.

N.	Limited Partnerships.

Each Fund may invest in exchange-traded limited partnerships, including master limited partnerships. A limited partnership is an entity treated as a partnership for federal income tax purposes, which results in the limited partnership not paying income taxes at the entity level. A Fund would own limited partner units and would have no role in the management of the limited partnership. The general partners control the operations and management of the partnership. Limited partnerships typically are structured so that general partners have first priority to receive distributions up to an established minimum amount and receive a greater interest in the incremental income compared to the limited partners. This structure gives the general partner the incentive to undertake acquisitions and growth projects to increase distributions to all partners but may create a conflict of interest for the general partners, as they may be motivated to pursue projects with high risk and high potential reward. Most limited partnerships are engaged in natural resource-based activities such as the processing, transportation and storage of minerals or other natural resources. Investing in these limited partnerships will expose a Fund to risks specific to energy and natural resources commodity enterprises, as well as issuer-specific risks. In addition, many limited partnerships have smaller capitalizations and are subject to liquidity risk and more price volatility.

O.	Loans of Securities.

Each Fund may lend portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets (including collateral received from the loans). Under the lending policy authorized by the Board, the borrower must agree to maintain collateral with the applicable Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and will be able to vote on any material matter affecting the loaned securities that the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities, the borrower may not be able to provide additional collateral, or that the Funds may lose rights in the collateral should the borrower fail financially.

P.	Mortgage-Backed Securities.

Each Fund may invest in mortgage-backed securities, including pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose the Funds to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Mortgage-backed securities may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of mortgage loans, the holders of mortgage-backed securities are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of mortgage-backed securities may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific mortgage-backed security may be influenced by a variety of factors, including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments, which may result from floating-rate interest resets; (iii) declines in the value of the property, which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific mortgage-backed security relative to other claims on the cash flow from the pool of mortgage loans.

Q.	Municipal Securities.

The Funds may invest in municipal securities, which are debt/fixed income securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Funds would do so for income yield and the potential for capital appreciation, not because the income may be tax-exempt. Although the interest earned on many municipal securities is exempt from federal income tax, the Funds may invest in taxable municipal securities. To the extent the Funds invest in municipal obligations, the same credit standards as used in selecting corporate obligations will be applied. Note that shareholders will probably not benefit from the tax-exempt nature of interest income from municipal securities held by the Funds.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

Certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation. Debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply. Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond, if any, or to the credit of the underlying corporate user (and any guarantor). Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Funds may purchase short-term General Obligation Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Risk Factors in Municipal Securities

Information Risk. Information about the financial condition of issuers of municipal securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934, as amended.

State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

R.	Obligations of Supranational Entities.

The Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

S.	Portfolio Turnover.

The turnover ratio is the percentage of a mutual fund or other investment’s holdings that have been replaced in a given year. Each Fund may have a higher portfolio turnover rate. The Funds do not intend to purchase or sell securities for short-term trading purposes. Each Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such actions. Higher turnover rates will result in correspondingly greater broker commission expenses and may result in the realization of additional capital gains for tax purposes.

T.	Repurchase Agreements.

The Funds may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

U.	Sovereign Obligations.

The Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

V.	Treasury Inflation-Protected Securities (TIPS).

The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are marketable securities whose principal is adjusted by changes in the Consumer Price Index (the “CPI”). The principal of a TIPS increases with inflation (a rise in the Index) and decreases with deflation (a drop in the CPI). The relationship between TIPS and the CPI affects both the sum investors are paid when a TIPS matures and the amount of interest that a TIPS pays every six months. TIPS pay interest at a fixed rate, which is determined at auction. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a TIPS, you receive the adjusted principal or the original principal, whichever is greater. TIPS are designed to provide protection against both inflation and deflation.

W.	U.S. Government Obligations.

The Funds may invest in U.S. Government obligations. These securities may be backed by the credit of the United States Treasury or only by the issuing agency. U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the United States Government as to payment of interest and principal and are typically considered to be free of default risk. Some agencies, known as government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Banks, the Federal Land Banks and the Federal Farm Credit Banks, have a federal charter and operate within limits established by the government. These were established by various acts of Congress over the years. The interest paid by these agencies is not subject to state and local taxes. While they do not carry an explicit government guarantee, they are considered to be “moral obligations” of the United States government. The Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) are private companies that are also GSEs. Because they are private corporations, the interest on their public debt is subject to state and local taxes. These companies became technically bankrupt during the financial crisis of 2008, and the federal government has backed their obligations since then. However, the future of that backing remains in doubt.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

X.	Variable and Floating Rate Instruments.

Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, the Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), respectively, exceeds 15% of the net assets of the James Small Cap Fund and James Micro Cap Fund and exceeds 15% of net assets of the James Balanced: Golden Rainbow Fund and the James Aggressive Allocation Fund only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by a Nationally Recognized Statistical Ratings Organization that is not affiliated with the issuer or guarantor of the instruments.

Y.	When-Issued Securities and Forward Commitments.

The Funds may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Funds may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Funds’ custodian, U.S. Bank, N.A. (the “Custodian”) cash or U.S. Government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Funds’ share price and yield. Although the Funds will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Funds may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Funds. As used in a Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-fundamental”).

1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude each Fund from entering into reverse repurchase transactions, provided that each Fund has an asset coverage of 300% for all borrowings and repurchase commitments of each Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities except as described in the applicable Prospectus and Statement of Additional Information. This limitation does not preclude the Funds from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. Each Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Funds will comply with the standards for diversification as required by the then-current 1940 Act, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to commodities, no Fund has a current intention to invest in options, futures, or swaps.

With respect to diversification, the current standards require that each Fund may not purchase the securities of any one issuer, other than an investment company or the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-fundamental (see “Investment Limitations” above).

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. Each Fund (other than the James Aggressive Allocation Fund and the James Balanced: Golden Rainbow Fund) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving short sales and other permitted investments and techniques.

4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the applicable Prospectus and the Statement of Additional Information.

5. Short Sales. Each Fund will not affect short sales of securities.

6. Illiquid Securities. Each Fund will not invest more than 15% of its net assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, in connection with Rule 22e-4 under the 1940 Act, illiquid securities are defined as any investment that each Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

7. 80% Investment Policy. Applicable only to the James Micro Cap Fund: the James Micro Cap Fund invests primarily in common stocks of micro capitalization companies, defined by the Adviser as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Micro-Cap TR Index, including ETFs that invest primarily in such securities. As of September 30, 2025, the largest market capitalization of the companies included in the VettaFi US Equity Micro-Cap TR Index was $5.86 billion. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in micro capitalization stocks, as defined above.

Applicable only to the James Small Cap Fund: the James Small Cap Fund invests primarily in common stocks of small capitalization companies, defined by the Adviser as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Small-Cap 2000 TR Index (including ETFs that invest primarily in such securities). As of September 30, 2025, the largest market capitalization of the companies included in the VettaFi US Equity Small-Cap 2000 TR Index was $19.43 billion. Micro cap securities are considered small capitalization securities. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in small capitalization stocks, as defined above.

Applicable to the James Micro Cap Fund and James Small Cap Fund: Shareholders of the applicable Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80%

investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board, may change its foregoing definitions of micro, small and large capitalization companies. Shareholders will be notified of any such change.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following is a summary of the Funds’ policies and procedures for disclosing the Funds’ portfolio securities to any person requesting this information. No compensation will be received by a Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The Funds may disclose information related to the Funds’ portfolio holdings to various service providers in connection with the day-to-day operations and management of the Funds. The procedures prohibit the disclosure of portfolio holdings to persons outside the Adviser, the Funds’ Independent Registered Public Accounting Firm, legal counsel or other service providers identified in the applicable Prospectus except under the following conditions:

1)	Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

2)	For use in preparing and distributing routine periodic reporting to market data agencies;

3)	For use in preparing and distributing routine shareholder reports, including disclosure to the Trust’s independent public accounting firm, typesetter and printer;

4)	Regular quarterly postings on the Fund’s website provided that full holdings are at least 30 days after the most recent calendar month-end and top ten holdings are generally 5-10 days after the most recent calendar month end;

5)	In response to Requests for Proposal (“RFPs”), due diligence questionnaires or similar inquiries received by the Adviser from consultants (or consultant departments of brokers/dealers and others) that service accounts in the Funds (or are a referral source for such accounts), provided: (i) only month-end data that is at least 30 days old is disclosed, or (ii) the Adviser’s senior management approves the disclosure and such approval is reported to the Chief Compliance Officer (“CCO”) of the Trust as soon as is practicable; and

6)	Full holdings disclosure to various market data agencies as of the end of a calendar month.

The Funds may provide their full holdings to various market data agencies as of the end of a calendar month. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of the Adviser that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the Custodian of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain unaffiliated brokers and market professionals involved in the execution of transactions for the Funds will by necessity have information on Fund holdings and are not covered under this policy.

This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the Trust’s Marketing Policies and Procedures.

Certain products of the Adviser’s private client business are very similar to portfolios of the Funds. Consultants that receive holdings data on RFPs or on routine questionnaires or other inquiries submitted to the Adviser may have no confidentiality requirements and a Fund cannot be assured in such cases that portfolio holdings disclosed to them will be kept confidential. Since the portfolios may be very similar to the Funds, completion of the questionnaire or RFP may constitute a selective disclosure. Also, the Funds have no assurance that market data agencies, such as Morningstar, will keep data provided to them confidential.

Disclosure of portfolio holdings by the Adviser will be made to other service providers as deemed necessary in the execution of their responsibilities. Legal counsel will have access to portfolio holdings at any time, as will regulators such as the SEC or the Financial Industry Regulatory Authority, Inc. (“FINRA”) if requested. In other cases, the Adviser will restrict holdings data to month end data with at least a 30-day lag.

The CCO is authorized to determine whether disclosure of portfolio securities is for a legitimate business purpose and is in the best interest of the Funds and their shareholders. The CCO will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Board, which will make a determination that is in the best interests of shareholders.

TRUSTEES AND OFFICERS

The Board has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2025.

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/During Past 5 years**	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[1], - James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	Chairman & Trustee since 1997	Chairman of the Board (2005-Present) CEO, James Investment Research (2005 – 2022); President, James Investment Research (2005 – 2021); CEO and Director, James Capital Alliance (1992 – 2021)	4	Director, Heart to Honduras (2006 – 2021) Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/During Past 5 years**	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim President & Chief Executive Officer, Cincinnati Incorporated (2020); Interim Chief Executive Officer, LSI Industries Inc. (2018); Vice Chairman, The Armor Group (2017 – 2018); Chief Operating Officer, The Armor Group (2013 – 2017)	4	Director, LSI Industries, Inc. (2018-present); Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present).
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co. (2007 – present), Director of Prime Controls (2008 – present).
Julia W. Poston Year of Birth: 1960	Trustee Since August 2022	Partner, Ernst & Young LLP, Cincinnati, Ohio (2002-2020); Partner, Arthur Andersen & Co., Cincinnati, Ohio (1982-2002)	4	Director, The Royce Funds (2023 – present); Director, Ohio National Fund (2022 – present); Director, Al. Neyer Corporation (2020-present); Director, Master Chemical Corporation (2021-present); Director of Cincinnati Museum Center (2015 – present); Director of Miami University Foundation (2020 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - 2021); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - 2022); Director, DRT Manufacturing, Co. (1999 - 2022); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – 2023); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – 2023).

*	All Trustees may be contacted at c/o James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385.

**	Each Trustee shall serve as a Trustee of the Trust subject to a mandatory retirement policy requiring such Trustee to retire upon the end of the calendar year in which such Trustee reaches the age of 80.

[1]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

OFFICERS
Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	CCO since 2012	Chief Compliance Officer, James Investment Research, Inc. (since 2012), Chief Operating Officer, James Investment Research, Inc. (since 2020), Chief Compliance Officer, James Capital Alliance, Inc. (2012-2021).
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Secretary since 2018 Chief Financial Officer and Treasurer since 2022	Vice President, James Investment Research, Inc. (since 2022), First Vice President, James Investment Research, Inc. (2014-2022).
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	President since 2022	President and CEO, James Investment Research, Inc. (since 2022), Senior Vice President, James Investment Research, Inc. (2018-2021).
Bernard J. Brick c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1974	Assistant Secretary since 2023	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2022 – Present); Vice President and Senior Counsel, State Street Bank and Trust Company (2011 – 2022).
Angela A. Simmons c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Assistant Treasurer since 2022	Vice President, Financial Administration (2022 – Present) and Assistant Vice President, Financial Administration (2015 – 2022), Ultimus Fund Solutions, LLC.

Board Leadership

The Board is led by its Chairman, Mr. Barry James. Mr. James is an “interested person” of the Trust because he is Chairman of the Board of the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because Mr. James has served as Chairman of the Trust’s Board since 1997. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee is independent or an interested person. The independent Trustees have determined that they can act independently and effectively without having an independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the independent Trustees to constitute a substantial majority of the Board.

The Board has not appointed a lead independent Trustee. It was determined by the Board that due to its size (five Trustees), the size of the Fund complex and the relatively straightforward investment strategies adopted by the Funds, it is not necessary to appoint a lead independent Trustee. The independent Trustees believe they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Risk Oversight

Investing in general and the operation of a mutual fund involves a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its Audit Committee, reviews reports from among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm and the Trust’s counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s CCO at quarterly meetings and on an ad hoc basis, when and if necessary.

The Trust’s CCO also meets at least quarterly in the Governance and Compensation Committee with the independent Trustees. The Governance and Compensation Committee also receives reports from the CCO regarding governance and risks, and the Audit Committee receives reports from the CCO regarding financial and internal controls. The actual day-to-day risk management with respect to the Trust resides with the Adviser and other service providers. Although the risk management policies of the Adviser and the other service providers are designed to seek to be effective, those policies and their implementation vary among service providers and over time, there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust. The Board may, at any time and in its sole discretion, change the manner in which it conducts its risk oversight role.

Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board

Mr. Ronald D. Brown is currently serving, since July of 2020, as the Interim President & Chief Executive Officer of Cincinnati Incorporated, a family owned machine tool company which manufactures shears, press brakes, laser machinery, powdered metal and additive manufacturing equipment. He is the retired Chairman & Chief Executive Officer of Milacron Inc., a leading supplier of plastics processing and industrial fluids with major manufacturing facilities in North America, Europe and Asia. Mr. Brown also served as Chief Operating Officer and Chief Financial Officer of Milacron. He currently serves on the Board of Directors of A.O. Smith Corporation (AOS:NYSE) and LSI Industries, Inc. (LYTS:Nasdaq), where he served as Interim Chief Executive Officer during 2018. Mr. Brown previously served as Chief Operating Officer (2013 to 2017) and as Vice Chairman (2017 to 2018) of the Armor Group, a certified woman owned corporation which provides manufactured goods and services to a variety of industries. Mr. Brown has considerable experience in acquisition and integration of businesses, as well as financial and operational restructurings. The Trustees believe that Mr. Brown’s extensive management and business skills make him well qualified to serve on the Board.

Mr. Robert F. Chelle owned and was President of the High Voltage Maintenance Corporation (“HVM”) from 1973 to 1996. HVM is a technical service company specializing in predictive testing, preventive maintenance and electrical engineering of power distribution systems. Headquartered in Dayton, OH, it operates in 13 other major cities. HVM was sold to Emerson Electric Co. of St. Louis in October of 1996. Mr. Chelle remained as President and CEO of HVM for a three-year transition. Mr. Chelle has considerable experience serving on numerous other boards. From August of 1999 to 2015, he was Entrepreneur-In-Residence and Professor of Entrepreneurship at the University of Dayton. The Trustees believe that Mr. Chelle’s experiences in financial management, board structure, policy development, strategic planning and decision making make him well qualified to serve on the Board.

Mr. Barry R. James is Chairman of the Adviser’s Board. He also served as President and CEO of the Adviser from 2005 to 2022 and Chairman and Chief Executive Officer of James Capital Alliance from 1992 to 2021. Mr. James received a Bachelor of Science degree from the United States Air Force Academy and a Master’s in Business Administration from Boston University. The Trustees believe that Mr. James’ leadership training and management experience in the United States Air Force, experience as President and Chief Executive Officer of several companies, experience in the investment advisory business and experience in portfolio management and investment research since 1986 make him well qualified to serve on the Board.

Mr. Richard C. Russell was a Director on the Board of Excellence In Motivation from 1996 until 2022 and a Director on the Board of Dayton Reliable Tool from 1999 to 2022. Mr. Russell also worked for 20 years with a private construction and real estate development firm based in Dayton, Ohio in the capacity of Chief Financial Officer and subsequently Chief Executive Officer. In this role, Mr. Russell provided oversight of a $300 million construction operation and a $300 million real estate portfolio. Mr. Russell is an experienced Chief Executive Officer, Chief Financial Officer and Director with proven leadership skills and a diverse background in both public and private companies. The Trustees believe that Mr. Russell’s experience in strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations, and board structure, policy development and decision making make him well qualified to serve on the Board.

Ms. Julia W. Poston retired as an Office Managing Partner of Ernst & Young (“E&Y”), where she worked for 18 years as an Audit Partner, 12 years of which as an Office Managing Partner. Prior to her employment at E&Y, Ms. Poston was an Audit Partner with Arthur Andersen where she worked for 20 years. Her clients included investment management firms, private equity funds, open end mutual funds as well as several Fortune 500 companies. Ms. Poston holds a Bachelor of Science in Accounting from Miami University in Oxford, Ohio. She has been recognized as a Cincinnati Enquirer’s Woman of the Year, Cincinnati Business Courier Women Who Mean Business, and was ranked #10 by Cincy Magazine’s Power 100 listing of business and community leaders. The Trustees believe that Ms. Poston’s extensive audit experience within the asset management industry and her management experience with E&Y make her well qualified to serve on the Board.

Trustee Compensation:

Name	Compensation from James Aggressive Allocation Fund	Compensation from James Balanced: Golden Rainbow Fund	Compensation from James Micro-Cap Fund	Compensation from James Small Cap Fund	Total Compensation from Trust*
Barry R. James	$0	$0	$0	$0	$0
+# Ronald D. Brown	$2,107.98	$35,346.15	$2,363.76	$4,282.11	$44,100
+# Robert F. Chelle	$2,107.98	$35,346.15	$2,363.76	$4,282.11	$44,100
+# Richard C. Russell	$2,107.98	$35,346.15	$2,363.76	$4,282.11	$44,100
+# Julia Poston	$2,208.36	$37,029.30	$2,476.32	$4,486.02	$46,200

+	Member of Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2025.

#	Member of Governance and Compensation Committee. The Governance and Compensation Committee’s function, among other things, is to advise and assist the Board in establishing, implementing and executing policies, procedures and practices that seek to assure orderly and effective governance of the Trust, including compensation arrangements. The Governance and Compensation Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2025.

*	Amounts shown include payments made to the Trustees during the fiscal year ended June 30, 2025. The Trust does not pay any retirement benefits to the Trustees for their service.

Trustees’ Ownership of Trust Shares (as of December 31, 2024)

Name	Dollar Range of Equity Securities in James Aggressive Allocation Fund	Dollar Range of Equity Securities in James Balanced: Golden Rainbow Fund	Dollar Range of Equity Securities in James Micro Cap Fund	Dollar Range of Equity Securities in James Small Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Barry R. James	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Ronald D. Brown	None	Over $100,000	None	None	Over $100,000
Robert F. Chelle	None	$50,001-$100,000	Over $100,000	None	Over $100,000
Richard C. Russell	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Julia Poston	None	Over $100,000	None	None	Over $100,000

PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER

The Trust’s Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC, under the 1940 Act, the Board has adopted the following formal, written guidelines for proxy voting by the Trust. The Board oversees voting policies and decisions for each Fund.

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Adviser, which selects the individual companies that are part of each Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes for the Fund. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes for each Fund.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

SUMMARY OF ADVISER’S PROXY VOTING GUIDELINES

The proxy voting decisions for issues not specifically addressed in the following summary are determined on a case-by-case basis. The Adviser has retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies on behalf of the Trust in accordance with the Trust’s and the Adviser’s policies. As part of this retention, the Adviser has adopted the ISS U.S. Proxy Voting Concise Guidelines, as amended from time to time (the “ISS Proxy Voting Guidelines”). While these guidelines are not intended to be all-inclusive, they do provide guidance on ISS’ general voting policies. A copy of the Proxy Voting Guidelines will be available upon request by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246, or by calling 800-99 JAMES (800-995-2637).

TRUST PROXY VOTES FOR 12 MONTHS ENDED JUNE 30, 2025

Information regarding how each of the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2025 is available (1) without charge, upon request, by calling 800-99 JAMES (800-995-2637) or by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246; (2) on or through the Funds’ website at https://www.jamesfunds.com; and (3) on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of September 30, 2025, the officers and Trustees of the Trust as a group owned 7.84% of the then-outstanding shares of the James Aggressive Allocation Fund.

As of September 30, 2025, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the James Aggressive Allocation Fund:

Name/Address	Percentage Owned
Frank E. James Jr. Trust Beavercreek, OH 45434	25.03%
James Investment Research Inc. P.O. Box 8 Alpha, OH 45301	16.64%
National Financial Services LLC 5th Floor One World Financial Center 200 Liberty St One Manhattan, NY 10281	12.95%

As of September 30, 2025, the officers and Trustees of the Trust as a group owned less than one percent of the then-outstanding shares of the James Balanced: Golden Rainbow Fund Retail Class shares.

As of September 30, 2025, the officers and Trustees of the Trust as a group owned 3.72% of the then-outstanding shares of the James Balanced: Golden Rainbow Fund Institutional Class shares.

As of September 30, 2025, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the James Balanced: Golden Rainbow Fund Retail Class shares or 5% of the outstanding voting shares of the James Balanced: Golden Rainbow Fund Institutional shares:

Name/Address	Percentage Owned
Retail
National Financial Services LLC* 5th Floor One World Financial Center 200 Liberty St One Manhattan, NY 10281	41.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.55%

Institutional
National Financial Services LLC 5th Floor One World Financial Center 200 Liberty St One Manhattan, NY 10281	18.36%
Frank E. James Jr. Trust Beavercreek, OH 45434	13.79%
James Investment Research Inc. Profit Sharing Plan P.O. Box 8 Alpha, OH 45301	5.34%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.07%

*	May be deemed to control the Fund because it owned of record, for the benefit of others, more than 25% of the outstanding voting shares as of September 30, 2025.

As of September 30, 2025, the officers and Trustees of the Trust as a group owned 7.36% of the then-outstanding shares of the James Micro Cap Fund.

As of September 30, 2025, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the James Micro Cap Fund:

Name/Address	Percentage Owned
Frank E. James Jr. Trust Beavercreek, OH 45434	29.67%
James Investment Research Inc. P.O. Box 8 Alpha, OH 45301	8.96%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.64%
National Financial Services, LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	15.56%

As of September 30, 2025, the officers and Trustees of the Trust as a group owned 3.80% of the then-outstanding shares of the James Small Cap Fund.

As of September 30, 2025, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the James Small Cap Fund:

Name/Address	Percentage Owned
National Financial Services, LLC 82 Devonshire St Boston, MA 02109	17.11%
Frank E. James Jr. Trust Beavercreek, OH 45434	13.45%
Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	9.73%

THE INVESTMENT ADVISER

James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 supervises the Funds’ investments pursuant to Management Agreements between the Adviser and the Trust on behalf of each Fund, subject to the approval of the Board. The Francis E. James, Jr. Trust (the “Dr. James Trust”) is the controlling shareholder of the Adviser. The current trustees of the Dr. James Trust are Iris James, Frank E. James, III and Barry R. James.

The current term of the Management Agreement between the Adviser and each Fund is one year. and is renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. Each Management Agreement provides that it will terminate automatically in the event of its assignment.

Under the terms of each Fund’s Management Agreement, the Adviser manages each Fund’s investments subject to approval of the Board. The Adviser pays the expenses (except as excluded below) of each Fund other than the James Balanced: Golden Rainbow Fund. These expenses paid by the Adviser exclude brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, 12b-1 fees and extraordinary expenses (including litigation to which the Fund may be party and indemnification of the Trust’s Trustees and officers with respect thereto). Acquired Fund Fees and

Expenses, which are paid indirectly by a Fund, are also excluded. The Adviser does not make such payments for the James Balanced: Golden Rainbow Fund.

As compensation for the Adviser’s management services (and, with respect to each Fund except the James Balanced: Golden Rainbow Fund, also in exchange for the Adviser’s agreement to pay such Fund’s expenses as outlined above), each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates (minus the fees and expenses of the non-interested person Trustees incurred by the James Small Cap and James Micro Cap Funds):

ASSETS	JAMES AGGRESSIVE ALLOCATION FUND	JAMES BALANCED: GOLDEN RAINBOW FUND	JAMES MICRO CAP FUND	JAMES SMALL CAP FUND
Up to and including $500 million	0.98%	0.74%	1.50%	1.25%
Over $500 million up to and including $1 billion	0.95%	0.70%	1.45%	1.20%
Over $1 billion up to and including $2 billion	0.90%	0.65%	N/A	1.15%
Over $2 billion	0.85%	0.60%	N/A	1.10%

The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Each Fund paid the Adviser the following amounts for each of the last three fiscal years:

	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023
James Aggressive Allocation Fund	$243,789	$213,291	$183,900
James Balanced: Golden Rainbow Fund	$3,087,863	$3,123,947	$3,352,512
James Micro Cap Fund	$408,420	$369,493	$323,087
James Small Cap Fund	$616,172	$467,677	$411,073

The James Balanced: Golden Rainbow Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest; fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the Custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, and accounting and pricing services agent of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders’ meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

The Adviser retains the right to use the names “James,” “Balanced: Golden Rainbow,” “James Advantage” or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “James,” “Balanced: Golden Rainbow,” “James Advantage” or any variation thereof automatically ceases 90 days after termination of the Management Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may make payments to banks, broker-dealers, or other financial institutions that provide shareholder services and administer shareholder accounts. If a financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

PORTFOLIO MANAGERS

The following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the Funds), and the beneficial ownership in the Fund(s) managed at the end of the June 30, 2025 fiscal year. Barry James, Dr. Fall Ainina, and Lesley Ott, are members of the Adviser’s investment committee and are not responsible for the day-to-day management of each Fund’s portfolio of securities. Ann M. Shaw and Thomas Mangan are advisors to the investment committee and are not responsible for the portfolio management of the Funds. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers’ compensation structure at the end of the June 30, 2025 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager, if any.

Portfolio Manager	Account Type	Number of Accounts Managed	Total Assets (in millions)	Number of Accounts Managed Subject to Performance Fee	Total Assets Subject to a Performance Fee (in millions)
R. Brian Culpepper, CMFC, CKA
	Registered Investment Cos.	0	0	0	0
	Other Pooled Investment Vehicles*	0	0	0	0
	Other Accounts	168	$323.98	0	0

Brian P. Shepardson, CFA
	Registered Investment Cos.	0	0	0	0
	Other Pooled Investment Vehicles*	0	0	0	0
	Other Accounts	63	$205.63	0	0

Trent Dysert, CFA
	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles*	1	$5.61	0	0
	Other Accounts	107	$182.19	0	0

*	The other pooled account is the Nano Cap Group Partnership, which is not open to the public.

Securities Ownership of Portfolio Managers: As of June 30, 2025

Portfolio Manager	Fund	Dollar Range
R. Brian Culpepper, CMFC, CKA	James Aggressive Allocation Fund	$100,001 - $500,000
	James Balanced: Golden Rainbow Fund	$500,001 - $1,000,000
	James Micro-Cap Fund	$50,001 - $100,000
	James Small Cap Fund	$50,001 - $100,000
Brian P. Shepardson, CFA	James Aggressive Allocation Fund	$100,001 - $500,000
	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
	James Micro-Cap Fund	$50,001 - $100,000
	James Small Cap Fund	$50,001 - $100,000
Trent D. Dysert, CFA	James Aggressive Allocation Fund	$100,001 - $500,000
	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
	James Micro-Cap Fund	$50,001 - $100,000
	James Small Cap Fund	$100,001 - $500,000

*	R. Brian Culpepper is a co-trustee of the James Investment Research Profit Sharing Plan (the “Plan”). As a result, Mr. Culpepper may be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by Mr. Culpepper include shares in his account of the Plan, but do not include any other shares of the Plan.

Portfolio Manager Compensation. All portfolio managers are compensated in the following manner:

Salary: Determined at employment and periodically adjusted.

Profit Sharing: The net, pre-tax profits of the Adviser are shared with all of its employees based on a formula.

Portfolio Manager’s Bonus: An additional portion of the profits of the Adviser is awarded to portfolio managers. This is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the Adviser; the longer the tenure, the greater the compensation.

Other Bonuses: The Adviser may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

A material conflict might arise in the management of the Funds versus the management of other accounts if the dollar value of micro capitalization stock transactions were to grow to be so large as to cause significant price movements as portfolio managers acquire and liquidate positions. This conflict may arise because many of the Adviser’s individually managed portfolios follow the same strategies as the Funds and hold the same securities. The Adviser may use limits in executing larger transactions and has adopted policies and procedures, such as aggregating mutual fund trades with private client transactions and average pricing to ensure that no fund or client has an advantage over other Funds or clients.

TRANSFER AGENT, DISTRIBUTOR AND ADMINISTRATOR

The Funds retain Ultimus Fund Solutions, LLC (“Ultimus,” the “Transfer Agent” or the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, to serve as a transfer agent, dividend paying agent, and shareholder services agent, and to provide the Funds with administrative services, including regulatory reporting and necessary office equipment, personnel, and facilities. The Funds also retain Ultimus to provide the Funds with fund accounting services, including calculating the Funds’ daily net asset value, necessary office equipment, personnel, and facilities. The Adviser pays the Transfer Agent for its transfer agency fund administrative services, and fund accounting services on behalf of each Fund besides the James Balanced: Golden Rainbow Fund which pays its own expenses. Prior to December 5, 2022, the Funds retained a different service provider for such services. The following amounts were paid for fund administration, fund accounting and transfer agency services for each of the last three fiscal years.

	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023*
James Aggressive Allocation Fund	$34,196	$59,558	$39,302
James Balanced: Golden Rainbow Fund	$265,014	$296,917	$497,348
James Micro Cap Fund	$36,896	$60,550	$41,184
James Small Cap Fund	$52,951	$72,933	$48,889

*	Effective December 5, 2022, ALPS Fund Services, Inc. ceased serving as the Funds’ transfer agent and administrator and Ultimus began serving as the Funds’ transfer agent and administrator.

The Funds retain Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 to act as the exclusive agent for distribution of the Funds’ shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Certain officers of the Trust may also be officers and/or employees of Ultimus (the Administrator, the Transfer Agent and accounting services agent for the Trust).

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds. The Custodian holds the cash and securities of the Funds (either in the Custodian’s possession or in its favor through “book entry systems” authorized by the Trustee in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, CO 80202, has been selected as independent registered public accounting firm for the Trust. Deloitte & Touche LLP performs annual audits of the Funds’ financial statements and financial highlights.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Management Agreements.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Adviser makes investment decisions for the Funds independently from those of the other accounts the Adviser manages; investments of the type the Funds may make, however, may also be made by those other accounts. When the Funds and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Fund. The Adviser will aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients.

The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Orders for the same security for one of the Funds and one of the accounts the Adviser manages, placed at the same time by a portfolio manager will be aggregated. In addition, two or more portfolio managers may place orders for the same security, either to buy or sell, at the same time. These orders will also be aggregated if executed by an Adviser’s trader at the same time through the same broker. Orders for trades in the Funds may be bunched, or aggregated with other clients, including limited partnerships. Bunched or aggregated orders will be average priced and positions not 100 percent filled will be allocated on a pro-rata basis. These policies apply to all trades: establishing long positions and selling long positions. The policies do not require that all Fund trades be aggregated, especially in the case of portfolio maintenance trades or trades specific to a particular portfolio, such as the need to rebalance a portfolio, to raise cash or to invest new cash.

The Funds paid brokerage commissions in the following amounts in the last three fiscal years:

	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023
James Aggressive Allocation Fund	$1,116	$2,013	$1,118
James Balanced: Golden Rainbow Fund	$16,089	$16,112	$30,839
James Micro Cap Fund	$4,442	$5,213	$4,941
James Small Cap Fund	$8,564	$9,445	$7,192

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHARES OF THE FUNDS

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

The James Balanced: Golden Rainbow Fund offers two classes of shares: the Retail Class shares and Institutional Class shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees, sales charges and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have lower minimum investment requirements and offer certain shareholder services not available to Institutional Class shareholders. Institutional Class shares are not subject to 12b-1 fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Funds is determined as of 4:00 p.m., Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, President’s Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Pricing Your Shares” in the applicable Prospectus.

Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price (“NOCP”) for all NASDAQ National Market (“NNM”) and NASDAQ Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which the Fund determines its net asset value) that materially affects a security’s value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board. The Funds may use pricing services to determine market value for securities.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Funds, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Funds may not be purchased or redeemed.

The calculation of the share price of the Funds holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Funds’ share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board, that the particular event would materially affect net asset value, in which case an adjustment will be made.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Funds may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise noted. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to the U.S. federal alternative minimum tax or U.S. federal corporate alternative minimum tax, (viii) insurance companies, and (ix) shareholders who are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the pass-through entity will generally depend upon the status of the owner and the activities of the entity. Owners of entities that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Taxation of the Funds. The Funds have qualified and intend to continue to qualify, as “regulated investment companies” under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though it is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. This discussion assumes that the Funds will qualify under Subchapter M of the Code as regulated investment companies and will satisfy distribution requirements for taxation as such (as described below), although there can be no assurance that this assumption will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities’ loans, gains from the disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and certain net income from interests in a qualified publicly traded partnership (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund “controls” (as defined in the Code) and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, and excludes, among other things, net capital gain) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may issue Treasury Regulations that limit qualifying income from foreign currency gains and certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, timely disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) to the extent of dividends that are properly reported by such Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) or on its investment company taxable income if any, that such Fund distributes to shareholders on a timely basis. The Funds generally intend to distribute all of their investment company taxable income and to distribute all of their net capital gains, after offsetting any capital loss carryforwards, as capital gains. If the Funds do retain any investment company taxable income, they will be subject to tax at regular corporate rates on the amount retained. However, the Funds may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Any capital loss carryforward can be carried over indefinitely until used in future years to offset net realized capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. Distributions of gains that are offset by carried-forward capital losses are generally treated as return of capital distributions. The Funds cannot carry back or carry forward any net operating losses.

The Funds may be limited under Code Section 382 in their ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Funds. The term “net unrealized built-in loss” refers to the excess, if any, of the Funds’ aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of a Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

The Funds may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) certain other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

As of June 30, 2025, each Fund has the following capital loss carryforwards:

	Short-Term	Long-Term
James Aggressive Allocation Fund	$376,168	$0
James Balanced: Golden Rainbow Fund	$0	$0
James Micro Cap Fund	$0	$0
James Small Cap Fund	$0	$0

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, such Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year that was declared and payable to the shareholders of record on a date in October, November or December of that preceding year generally is deemed to have been paid on December 31 of that preceding taxable year.

While the Funds intend to distribute their taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Moreover, the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

A Fund that is a “personal holding company” and that fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Equalization Accounting. A Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” would reduce the amount of income and/or gains that a Fund must distribute as dividends to non-redeeming shareholders. This practice is not available for a Fund that for any taxable year in which the Fund is treated as a “personal holding company” for federal income tax purposes. If the IRS were to determine that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

Taxation of the Funds’ Distributions. For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Funds’ current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly reported by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to such Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, in addition to the surtax on net investment income described below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period requirements and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares).

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and net realized capital gains. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by such Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The maximum long-term capital gain rate applicable to individuals and other noncorporate taxpayers generally is 20%, in addition to the 3.8% surcharge on net investment income, described under “Surtax on Net Investment Income,” below.

Dividends received by a shareholder of a Fund that is a corporation and that are reported by the Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by such Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund are treated as dividends. For a corporate shareholder to receive this deduction, certain holding period requirements apply. In particular, a corporate shareholder must hold its Fund shares (and must not have certain protections against risk of loss) at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, the Fund must meet similar holding period requirements with respect to shares of the domestic corporation issuing dividends. The dividends-received deduction is also reduced for dividends on certain debt-financed portfolio stock.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable currently, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If a Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Sale or Redemption of Shares. The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount realized in the sale or redemption and the shareholder’s adjusted basis in the Fund shares sold or redeemed. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitation.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Transfers between Shares of Different Funds or Classes of a Single Fund. An exchange of shares of different funds represents the taxable sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-qualified account. Transfers of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of shares for another of the Fund for which they are significant holders the information listed in Treasury Regulations. The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of a Fund, as well as shareholders who own shares of a Fund (immediately before the share class transfer in question) having a tax basis of at least $1 million.

Passive Foreign Investment Companies. Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market”

annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. If a Fund makes the mark-to-market election, a Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain recognized under a mark-to-market election to satisfy the distribution requirement applicable to regulated investment companies and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case such Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by a Fund if it makes a QEF election for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election would be qualifying dividend income for a regulated investment company if either (i) such earnings are distributed in the taxable year in which they are included, or (ii) such earnings are derived with respect to the regulated investment company’s business of investing in stock, securities or currency. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends from a foreign corporation that is a PFIC in the year in which the dividend was paid or was a PFIC in the immediately preceding year generally will not qualify for treatment as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Non-U.S. Taxes. Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in such Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), such Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of such Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

Alternatively, if a Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Controlled Foreign Corporations. The Funds may invest in entities known as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value. If a Fund is such a 10% shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share (if any) of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”) (which will be referred to as “net CFC tested income” pursuant to changes in the Code effective for tax years after December 31, 2025), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC are qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are generally treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions.

Non-U.S. Currency Transactions. Transactions in non-U.S. currencies and non-U.S. currency denominated debt obligations may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Funds may enter into certain transactions in foreign currencies and foreign currency denominated instruments that result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

Securities Issued or Purchased at a Discount. A Fund may acquire debt obligations that have original issue discount. “original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. A taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income as it accrues on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that the Fund must distribute to shareholders who will be taxed on it as ordinary income (unless such dividends qualify as exempt-interest dividends) even though the Fund does not receive an interest payment in cash on the obligation during the year. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain is attributable to “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

Inflation Adjusted Securities. The Funds may invest in inflation-indexed securities (also known as inflation-protected securities), on which principal is adjusted based on changes in an inflation index such as the CPI. These securities may be reported under either the “coupon bond” method or the “discount bond method,” depending upon characteristics of the particular securities. Under the coupon bond method, which generally applies if a debt instrument is issued at par and all stated interest is required to be paid at least annually, net positive adjustments to principal value as a result of an increase in the index are treated as original issue discount and are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid, and net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of a Fund’s interest income from the security for the current and previous taxable years, with any excess being carried forward to future taxable years. Under the discount bond method, which applies to inflation-indexed securities not subject to the coupon method, all income and expenses with respect to an inflation-adjusted security is recognized as original issue discount. The James Balanced: Golden Rainbow Fund intends to distribute dividends to shareholders on at least a quarterly basis, and each other Fund intends to distribute dividends to its shareholder on at least an annual basis. These distributions may include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may cause all or a portion of the dividends distributed earlier in the year to be treated as a return of capital.

Real Estate Investment Trusts. If a Fund were to invest in REITs, its equity securities of a REIT could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to such Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

A deduction of up to 20% is available for taxpayers other than corporations for “qualified REIT dividends” from REITs. The phrase “qualified REIT dividends” means ordinary REIT dividends other than capital gains dividends and other than qualified dividends. A Fund may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of a Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Exempt-Interest Dividends. If at least 50% of the value of a Fund’s assets at the end of each quarter of a taxable year of the Fund is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code, the Fund could distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends.” None of the Funds expect that it will be eligible to pay exempt-interest dividends.

Tax-Exempt Shareholders. Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such income. A Fund may invest in REITs that hold residual interests in REMICs. Tax-exempt investors should consult with their tax advisors concerning the impact of these rules and other tax considerations that may apply to their particular circumstances before investing in the Fund.

Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual or other non-corporate shareholder who (i) fails to properly furnish the Funds with a correct taxpayer identification number (“TIN”), (ii) is identified by the IRS as otherwise subject to back-up withholding, or (iii) fails to timely certify to the Funds that it is a U.S. person who is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting. The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. The Funds must report to the IRS the gross proceeds from the sale of any Fund shares.

The Funds will allow Shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election by a shareholder, the Funds will use their default cost basis method.

Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in shares purchased on or after January 1, 2012, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Surtax on Net Investment Income. A Medicare surtax of 3.8% applies to net investment income of an individual taxpayer and to the undistributed net investment income of certain estates and trusts, in each case, to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received by a Fund shareholder from a Fund, as well as the shareholder’s net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Withholding on Shares Held Through Foreign Accounts. Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”). FFIs, or NFFEs that own shares of the Funds on behalf of U.S. persons may be subject to a 30% withholding tax on certain distributions paid by the Funds. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. The withholding requirements under FATCA are in addition to the withholding rules described above.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

FFIs or NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

Other Tax Matters. Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans as well as investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and entities and the precise effect of an investment on their particular tax situation.

A type of savings account known as “Trump accounts” were introduced into the Code in 2025 as a type of individual retirement account for children. Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump account can invest only in “eligible investments’ which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes. The Funds do not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump account in a Fund until the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Funds may invest generally conduct business in multiple states, the Funds may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds’ return on its investment in the master limited partnership.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions. This summary is not intended to provide tax advice to Fund investors. Investors should consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

DISTRIBUTION PLANS

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each of the James Small Cap Fund and the James Balanced: Golden Rainbow Fund – Retail Class shares (together, the “Plans”). The Trust, on behalf of each Fund, shall make payments to the Distributor, as the Fund’s designee, that the Distributor will use to pay expenses for distribution activities (“Distribution Expenses”) on behalf of and as agent of each Fund. The payments shall be made as of the last business day of each month, and shall be calculated at an annual rate of 0.25% of the average value of the daily net assets of the applicable Fund. Payments received pursuant to each Plan shall be used solely for the purpose of paying Distribution Expenses on behalf of the applicable Fund.

Under each Plan, the Trust may engage in activities related to the distribution of the applicable Fund’s shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders regarding the purchase, sale or retention of shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold shares of the Fund for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan.

Each Fund expects that its Plan will result in the sale or retention of a sufficient number of shares so as to allow that Fund to maintain economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

Each Fund’s Plan is a compensation plan, which means that payments are made regardless of Distribution Expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses related to intermediaries and other similar parties incurred pursuant to the Plan, in which case such payments would be applied to other allowable distribution expenses. Because these Distribution Expenses are paid out of Fund assets on an ongoing basis, over time these Distribution Expenses will increase the cost of your investment and may cost you more than paying other types of sales loads.

Continuation of each Plan and the related agreements must be approved annually by the Trustees, including the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the applicable Fund’s outstanding shares. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Board, including a majority of the independent Trustees.

Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

For the fiscal year ended June 30, 2025, under the Plans, the James Small Cap Fund paid $126,289 in Rule 12b-1 fees and the James Balanced: Golden Rainbow Fund (Retail Class shares) paid $799,846 in Rule 12b-1 fees. For the fiscal year ended June 30, 2025, the fees paid under the Plans were spent as follows:

Fund	Advertising	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other
James Small Cap Fund	$2,429	—	—	$97,242	—	—	—
James Balanced: Golden Rainbow Fund (Retail Class)	$1,969	—	—	$823,813	—	—	—

Although they do not directly receive any payments pursuant to the Plan, Barry R. James, an interested Trustee and Chairman of the Trust, serves as a trustee of the Dr. James Trust, the controlling shareholder of the Adviser, and Lesley Ott, Richard Brian Culpepper, and Brian Shepardson, each of whom are employees of the Adviser and serve as Officers of the Trust (because of their respective associations with the Adviser) may indirectly benefit from any such payments made.

FINANCIAL STATEMENTS

The financial statements and report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, included in the Annual Report of the Funds for the year ended June 30, 2025, are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 28.	Exhibits

a.		Declaration of Trust

	(i)	Copy of James Advantage Funds’ (the “Registrant” or the “Trust”) Declaration of Trust, which was filed as an Exhibit to Registrant’s Registration Statement on October 6, 1997, is hereby incorporated by reference.

	(ii)	Copy of Amendment No. 1 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Registration Statement on October 6, 1997, is hereby incorporated by reference.

	(iii)	Copy of Amendment No. 2 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Registration Statement on October 6, 1997, is hereby incorporated by reference.

	(iv)	Copy of Amendment No. 4 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4 on November 1, 1999, is hereby incorporated by reference.

	(v)	Copy of Amendment No. 9 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 14 on October 31, 2006, is hereby incorporated by reference.

	(vi)	Copy of Amendment No. 10 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 20 on February 20, 2009, is hereby incorporated by reference.

	(vii)	Copy of Amendment No. 11 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 23 on June 23, 2010, is hereby incorporated by reference.

	(viii)	Copy of Amendment No. 12 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 37 on June 30, 2015, is hereby incorporated by reference.

	(ix)	Copy of Amendment No. 13 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 44 on April 3, 2017, is hereby incorporated by reference.

b.		Bylaws

	(i)	Copy of Registrant’s Amended Bylaws, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 11 on September 2, 2005, is hereby incorporated by reference.

c.		Not Applicable

d.		Investment Advisory Agreement for the James Balanced: Golden Rainbow Fund

	(i)	Copy of Registrant’s Management Agreement with James Investment Research, Inc. for the James Balanced: Golden Rainbow Fund, which was filed as an Exhibit to Post-Effective Amendment No. 50 on October 28, 2019, is hereby incorporated by reference.

Investment Advisory Agreement for the James Micro Cap Fund.

	(ii)	Copy of Registrant’s Management Agreement with James Investment Research, Inc. for the James Micro Cap Fund, which was filed as an Exhibit to Post-Effective Amendment No. 50 on October 28, 2019, is hereby incorporated by reference.

Investment Advisory Agreement for the James Aggressive Allocation Fund.

	(iii)	Copy of Registrant’s Management Agreement with James Investment Research, Inc. for the James Aggressive Allocation Fund, which was filed as an Exhibit to Post-Effective Amendment No. 50 on October 28, 2019, is hereby incorporated by reference.

Investment Advisory Agreement for the James Small Cap Fund.

	(iv)	Copy of Registrant’s Management Agreement with James Investment Research, Inc. for the James Small Cap Fund, which was filed as an Exhibit to Post-Effective Amendment No. 50 on October 28, 2019, is hereby incorporated by reference.

e.		Distribution Agreement by and among the Registrant, James Investment Research, Inc., and Ultimus Fund Distributors, LLC

	(i)	Distribution Agreement by and among the Registrant, James Investment Research, Inc., and Ultimus Fund Distributors, LLC dated July 1, 2025, is filed herewith.

f.		Not Applicable.

g.		Custodian Agreement with U.S. Bank, N.A.

	(i)	Copy of Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 21 on September 2, 2009, is hereby incorporated by reference.

	(ii)	Copy of Amendment No. 1 to Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 37 on June 30, 2015, is hereby incorporated by reference.

	(iii)	Copy of Amendment No. 2 to Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 37 on June 30, 2015, is hereby incorporated by reference.

	(iv)	Copy of Amendment No. 3 to Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 37 on June 30, 2015, is hereby incorporated by reference.

	(v)	Copy of Amendment No. 4 to Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 41 on October 28, 2016, is hereby incorporated by reference.

h.		Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC

(i)

Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated August 11, 2022, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54 on October 28, 2022, is hereby incorporated by reference.

	(ii)	Tailored Shareholder Report Services Addendum to the Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, dated May 15, 2024, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 56 on October 28, 2024, is hereby incorporated by reference.

Fund of Funds Investment Agreements

	(iii)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant and the Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 55 on October 28, 2023, is hereby incorporated by reference.

	(iv)	Fund of Funds Investment Agreement dated January 19, 2022 by and between the Registrant and the BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 55 on October 28, 2023, is hereby incorporated by reference.

i.		Opinion and Consent of Counsel

	(i)	Opinion and Consent of Counsel is filed herewith.

j.		Auditor Consent

	(i)	Auditor Consent is filed herewith.

k.		Not Applicable.

l.		Agreement Relating to Initial Capital

	(i)	Copy of Registrant’s Agreement Relating to Initial Capital, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

m.		Plan of Distribution Pursuant to Rule 12b-1 for the James Balanced: Golden Rainbow Fund (Retail Class)

	(i)	Copy of Registrant’s Amended and Restated Retail Class Plan of Distribution Pursuant to Rule 12b-1 for the James Balanced: Golden Rainbow Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 29 on October 29, 2012, is hereby incorporated by reference.

Plan of Distribution Pursuant to Rule 12b-1 for the James Small Cap Fund

	(ii)	Copy of Registrant’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the James Small Cap Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 29 on October 29, 2012, is hereby incorporated by reference.

n.		Rule 18f-3 Plan for the James Balanced: Golden Rainbow Fund

	(i)	Copy of Rule 18f-3 Plan for the James Balanced: Golden Rainbow Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 44 on April 3, 2017, is hereby incorporated by reference.

o.		Not Applicable.

p.		Codes of Ethics

	(i)	The Code of Ethics of the Registrant and James Investment Research, Inc., as amended February 1, 2024, is filed herewith.

	(ii)	The Code of Ethics of Ultimus Fund Distributors, LLC as amended June 20, 2023, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 55 on October 28, 2023, is hereby incorporated by reference.

q.		Power of Attorney

	(i)	Copy of Power of Attorney dated October 29, 2018 for Barry R. James, Richard C. Russell, Ronald Brown, and Robert Chelle, which was filed as an Exhibit to Post-Effective Amendment No. 50 on October 28, 2019, is hereby incorporated by reference.

	(ii)	Copy of Power of Attorney dated October 17, 2022 for Julia W. Poston, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54 on October 28, 2022, is hereby incorporated by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant

As of September 30, 2022, the Frank E. James, Jr. Trust dated March 5, 1986 (the “Frank James Trust”) was the sole shareholder of James Investment Research, Inc., an Ohio corporation, the investment adviser to the Funds. The Frank James Trust may be deemed to control the Aggressive Allocation Fund, the Small Cap Fund, and the Micro Cap Fund because of the Frank James Trust’s beneficial ownership of shares as disclosed in the Statement of Additional Information. As a result, the Aggressive Allocation Fund, the Small Cap Fund, and the Micro Cap Fund and their investment adviser may be deemed to be under common control.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Paragraphs 11.3(A), 11.3(B) and 11.3(C) of the Registrant’s Underwriting Agreement provides for indemnification of the Trust and its Principal Underwriter, Ultimus Fund Distributors, LLC as follows:

(A)	Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) to the extent arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement. For the avoidance of doubt, the parties agree that that each Fund shall be liable only for its own obligations under this Section, and that there shall be no recourse hereunder to the assets of one Fund for the satisfaction of a different Fund’s obligations.

(B)	Notwithstanding the foregoing provisions, the Trust, any applicable Fund, and the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A, except for Losses resulting from the Distributor’s willful misfeasance, bad faith, fraud and gross negligence.

(C)	Upon the assertion of a claim for which any party may be required to indemnify another party, the party seeking indemnification shall promptly notify the other party(ies) of such assertion, and shall keep the other party(ies) advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the indemnifying party’s prior written consent.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Paragraphs 10.3(A), 10.3(B), 10.3(C) and 10.3(D) of the Registrant’s Master Services Agreement provides for indemnification of the Trust and Ultimus Fund Solutions, LLC as follows:

(A)	Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees, directors, managers, officers, employees, and other agents (collectively, the “Indemnitees” and each an “Indemnitee”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, and expenses (including attorney fees and investigation expenses) (collectively, “Losses”) to the extent arising out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder; (2) any violation of Applicable Law (defined below) by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement. For the avoidance of doubt, the parties agree that that each Fund shall be liable only for its own obligations under this Section, and that there shall be no recourse hereunder to the assets of one Fund for the satisfaction of a different Fund’s obligations.

(B)	Notwithstanding the foregoing provisions, the Trust or Fund shall indemnify Ultimus for Ultimus’ Losses arising from circumstances under Section 10.2.A., except for Losses resulting from Ultimus’ willful misfeasance, bad faith, fraud and gross negligence.

(C)	Upon the assertion of a claim for which either party may be required to indemnify the other, the Indemnitee shall promptly notify the Indemnifying Party of such assertion, and shall keep the Indemnifying Party advised with respect to all developments concerning such claim. Notwithstanding the foregoing, the failure of the Indemnitee to timely notify the Indemnifying Party shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure.

(D)	The Indemnifying Party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify the Indemnitee except with the Indemnifying Party’s prior written consent.

Item 31.	Business and Other Connections of Investment Adviser

James Investment Research, Inc. is a registered investment adviser providing general investment advisory services to the series of the James Advantage Funds: the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, and the James Micro Cap Fund. James Investment Research, Inc. also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and executive officers of James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301.

	Position with Adviser	Other Connections
Barry James	Chairman of the Board	None
R. Brian Culpepper	President, CEO	None
Lesley Ott	Chief Operating Officer; Chief Compliance Officer	None
Iris James	Director	None
Martin Clark	Director	None
Lawrence Long	Director	None

Item 32.	Principal Underwriter

(a)	Ultimus Fund Distributors, LLC acts as the distributor for the Registrant and the following investment companies: Hussman Investment Trust, Williamsburg Investment Trust, The Cutler Trust, CM Advisor Family of Funds, The Investment House Funds, Schwartz Investment Trust, Chesapeake Investment Trust, Papp Investment Trust, Ultimus Managers Trust, Eubel Brady & Suttman Mutual Fund Trust, Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Unified Series Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, American Pension Investors Trust, Bruce Fund, Inc., Commonwealth International Series Trust, Capitol Series Trust, HC Capital Trust, New Age Alpha Funds Trust, New Age Alpha Variable Funds Trust, ONEFUND TRUST, MSS Series Trust, Connors Funds, Cantor Select Portfolios Trust, VELA Funds, Waycross Independent Trust, Volumetric Fund, Inc., Johnson Mutual Funds, XD Fund Trust, Exchange Place Advisors Trust, WesMark Funds, Plumb Funds, and Valued Advisers Trust, other open-end investment companies; and Peachtree Alternative Strategies Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Fairway Private Markets Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Infrastructure Fund, Beacon Pointe Multi-Alternative Fund, Axxes Private Markets Fund, Axxes Opportunistic Credit Fund, MidBridge Private Markets Fund Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Flat Rock Enhanced Income Fund, Booster Income Opportunities Launch, OneAscent Capital Opportunities Fund, CAZ Strategic Opportunities Fund, 83 Investment Group Income Fund, Private Debt & Income Fund, and Prospect Enhanced Yield Fund, closed-end investment companies.

(b)	The directors and executive officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of Ultimus Fund Distributors, LLC and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33.	Locations of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant’s investment adviser and custodian.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Xenia and the State of Ohio on the 28th day of October, 2025.

JAMES ADVANTAGE FUNDS

By: /s/ R. Brian Culpepper
R. Brian Culpepper
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ R. Brian Culpepper	Trustee and President	October 28, 2025
R. Brian Culpepper	(principal executive officer)

/s/ Brian P. Shepardson	Chief Financial Officer and Treasurer	October 28, 2025
Brian P. Shepardson	(principal financial officer)

/s/ Barry R. James*	Trustee	October 28, 2025

/s/ Ronald D. Brown*	Trustee	October 28, 2025

/s/ Robert F. Chelle*	Trustee	October 28, 2025

/s/ Julia W. Poston**	Trustee	October 28, 2025

/s/ Richard C. Russell*	Trustee	October 28, 2025

*	Signature affixed by Brian P. Shepardson pursuant to a power of attorney dated October 28, 2018.

**	Signature affixed by Brian P. Shepardson pursuant to a power of attorney dated October 17, 2022.

Exhibit Index

(e)(i)	Distribution Agreement

(i)(i)	Opinion and Consent of Counsel

(j)(i)	Auditor Consent

(p)(i)	Code of Ethics of the Registrant and James Investment Research, Inc.